Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9–10
Earnings Per Share and Related Information	11

Business Segment Results
Consumer & Community Banking (“CCB”)	12–15
Corporate & Investment Bank (“CIB”)	16–18
Commercial Banking (“CB”)	19–20
Asset & Wealth Management (“AWM”)	21–23
Corporate	24

Credit-Related Information	25–28

Non-GAAP Financial Measures	29
Supplemental Information Related to the First Republic Acquisition	30
Glossary of Terms and Acronyms (a)

(a)    Refer to the Glossary of Terms and Acronyms on pages 297–303 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Form 10-K”).

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q23 Change					2023 Change
SELECTED INCOME STATEMENT DATA	2Q23		1Q23	4Q22	3Q22	2Q22	1Q23	2Q22	2023		2022	2022
Reported Basis
Total net revenue	$41,307	(e)	$38,349	$34,547	$32,716	$30,715	8%	34%	$79,656	(e)	$61,432	30%
Total noninterest expense	20,822	(e)	20,107	19,022	19,178	18,749	4	11	40,929	(e)	37,940	8
Pre-provision profit (a)	20,485		18,242	15,525	13,538	11,966	12	71	38,727		23,492	65
Provision for credit losses	2,899	(e)	2,275	2,288	1,537	1,101	27	163	5,174	(e)	2,564	102
NET INCOME	14,472		12,622	11,008	9,737	8,649	15	67	27,094		16,931	60

Managed Basis (b)
Total net revenue	42,401	(e)	39,336	35,566	33,491	31,630	8	34	81,737	(e)	63,220	29
Total noninterest expense	20,822	(e)	20,107	19,022	19,178	18,749	4	11	40,929	(e)	37,940	8
Pre-provision profit (a)	21,579		19,229	16,544	14,313	12,881	12	68	40,808		25,280	61
Provision for credit losses	2,899	(e)	2,275	2,288	1,537	1,101	27	163	5,174	(e)	2,564	102
NET INCOME	14,472		12,622	11,008	9,737	8,649	15	67	27,094		16,931	60

EARNINGS PER SHARE DATA
Net income: Basic	$4.76		$4.11	$3.58	$3.13	$2.77	16	72	$8.86		$5.40	64
Diluted	4.75		4.10	3.57	3.12	2.76	16	72	8.85		5.39	64
Average shares: Basic	2,943.8		2,968.5	2,962.9	2,961.2	2,962.2	(1)	(1)	2,956.1		2,969.6	—
Diluted	2,948.3		2,972.7	2,967.1	2,965.4	2,966.3	(1)	(1)	2,960.5		2,973.7	—

MARKET AND PER COMMON SHARE DATA
Market capitalization	$422,661		$380,803	$393,484	$306,520	$330,237	11	28	$422,661		$330,237	28
Common shares at period-end	2,906.1		2,922.3	2,934.3	2,933.2	2,932.6	(1)	(1)	2,906.1		2,932.6	(1)
Book value per share	98.11		94.34	90.29	87.00	86.38	4	14	98.11		86.38	14
Tangible book value per share (“TBVPS”) (a)	79.90		76.69	73.12	69.90	69.53	4	15	79.90		69.53	15
Cash dividends declared per share	1.00		1.00	1.00	1.00	1.00	—	—	2.00		2.00	—

FINANCIAL RATIOS (c)
Return on common equity (“ROE”)	20%		18%	16%	15%	13%			19%		13%
Return on tangible common equity (“ROTCE”) (a)	25		23	20	18	17			24		16
Return on assets	1.51		1.38	1.16	1.01	0.89			1.45		0.87

CAPITAL RATIOS (d)
Common equity Tier 1 (“CET1”) capital ratio	13.8%	(f)	13.8%	13.2%	12.5%	12.2%			13.8%	(f)	12.2%
Tier 1 capital ratio	15.3	(f)	15.4	14.9	14.1	14.1			15.3	(f)	14.1
Total capital ratio	17.3	(f)	17.4	16.8	16.0	15.7			17.3	(f)	15.7
Tier 1 leverage ratio	6.9	(f)	6.9	6.6	6.2	6.2			6.9	(f)	6.2
Supplementary leverage ratio (“SLR”)	5.8	(f)	5.9	5.6	5.3	5.3			5.8	(f)	5.3

(a)Pre-provision profit, TBVPS and ROTCE are each non-GAAP financial measures. Tangible common equity (“TCE”) is also a non-GAAP financial measure; refer to page 10 for a reconciliation of common stockholders’ equity to TCE. Refer to page 29 for a further discussion of these measures.
(b)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(c)Quarterly ratios are based upon annualized amounts.
(d)The capital metrics reflect the Current Expected Credit Losses ("CECL") capital transition provisions. Beginning January 1, 2022, the $2.9 billion CECL capital benefit is being phased out at 25% per year over a three-year period. As of June 30, 2023 and March 31, 2023, CET1 capital reflected the remaining $1.4 billion CECL benefit; as of December 31, 2022, September 30, 2022 and June 30, 2022, CET1 capital reflected a $2.2 billion benefit. Refer to Capital Risk Management on pages 36-41 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023, and pages 86-96 of the Firm’s 2022 Form 10-K for additional information.
(e)On May 1, 2023, JPMorgan Chase acquired certain assets and assumed certain liabilities of First Republic Bank (the “First Republic acquisition") from the Federal Deposit Insurance Corporation (“FDIC”). Refer to page 30 for additional information.
(f)Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratios, headcount and where otherwise noted)

	QUARTERLY TRENDS											SIX MONTHS ENDED JUNE 30,
										2Q23 Change						2023 Change
	2Q23		1Q23	4Q22		3Q22		2Q22		1Q23	2Q22	2023		2022		2022
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$3,868,240		$3,744,305	$3,665,743		$3,773,884		$3,841,314		3%	1%	$3,868,240		$3,841,314		1%
Loans:
Consumer, excluding credit card loans	408,204		311,433	311,375		313,796		317,212		31	29	408,204		317,212		29
Credit card loans	191,348		180,079	185,175		170,462		165,494		6	16	191,348		165,494		16
Wholesale loans	700,517		637,384	639,097		628,375		621,449		10	13	700,517		621,449		13
Total loans	1,300,069	(e)	1,128,896	1,135,647		1,112,633		1,104,155		15	18	1,300,069	(e)	1,104,155		18

Deposits:
U.S. offices:
Noninterest-bearing	656,778		663,772	644,902		688,292		714,478		(1)	(8)	656,778		714,478		(8)
Interest-bearing	1,311,893		1,290,614	1,276,346		1,304,012		1,343,802		2	(2)	1,311,893		1,343,802		(2)
Non-U.S. offices:
Noninterest-bearing	24,268		25,071	27,005		26,629		26,983		(3)	(10)	24,268		26,983		(10)
Interest-bearing	406,023		397,796	391,926		389,682		386,281		2	5	406,023		386,281		5
Total deposits	2,398,962	(e)	2,377,253	2,340,179		2,408,615		2,471,544		1	(3)	2,398,962	(e)	2,471,544		(3)

Long-term debt	364,078	(f)	295,489	295,865		287,473		288,212		23	26	364,078	(f)	288,212		26
Common stockholders’ equity	285,112		275,678	264,928		255,180		253,305		3	13	285,112		253,305		13
Total stockholders’ equity	312,516		303,082	292,332		288,018		286,143		3	9	312,516		286,143		9

Loans-to-deposits ratio	54%		47%	49%		46%		45%				54%		45%

Headcount	300,066	(g)	296,877	293,723		288,474		278,494		1	8	300,066	(g)	278,494		8

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR (a)	$47		$47	$61		$54		$54		—	(13)

LINE OF BUSINESS NET REVENUE (b)
Consumer & Community Banking	$17,233		$16,456	$15,793	(j)	$14,281	(j)	$12,558	(j)	5	37	$33,689		$24,740	(j)	36
Corporate & Investment Bank	12,519		13,600	10,598	(j)	11,925	(j)	12,003	(j)	(8)	4	26,119		25,579	(j)	2
Commercial Banking	3,988		3,511	3,404		3,048		2,683		14	49	7,499		5,081		48
Asset & Wealth Management	4,943		4,784	4,588		4,539		4,306		3	15	9,727		8,621		13
Corporate	3,718		985	1,183		(302)		80		277	NM	4,703		(801)		NM
TOTAL NET REVENUE	$42,401	(h)	$39,336	$35,566		$33,491		$31,630		8	34	$81,737	(h)	$63,220		29

LINE OF BUSINESS NET INCOME/(LOSS)
Consumer & Community Banking	$5,306		$5,243	$4,556		$4,344		$3,108		1	71	$10,549		$6,016		75
Corporate & Investment Bank	4,092		4,421	3,314		3,522		3,717		(7)	10	8,513		8,089		5
Commercial Banking	1,208		1,347	1,423		946		994		(10)	22	2,555		1,844		39
Asset & Wealth Management	1,226		1,367	1,134		1,219		1,004		(10)	22	2,593		2,012		29
Corporate	2,640		244	581		(294)		(174)		NM	NM	2,884		(1,030)		NM
NET INCOME	$14,472		$12,622	$11,008		$9,737		$8,649		15	67	$27,094		$16,931		60

MEMO: SELECTED FIRMWIDE METRICS
Wealth Management (c)
Client assets (in billions)	$2,862	(i)	$2,594	$2,438		$2,302		$2,177		10	31	$2,862	(i)	$2,177		31
Number of client advisors	8,367		8,314	8,166		8,127		7,756		1	8	8,367		7,756		8

J.P.Morgan Payments (d)
Total net revenue	4,729		4,458	4,423		3,762		3,130		6	51	9,187		5,725		60

Merchant processing volume (in billions)	600.1		558.8	583.2		545.4		539.6		7	11	1,158.9		1,029.8		13
Average deposits (in billions)	720		707	732		748		816		2	(12)	714		819		(13)

(a)Refer to Corporate & Investment Bank VaR on page 18 for a further information.
(b)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(c)Consists of Global Private Bank in AWM and client investment assets in J.P.Morgan Wealth Management in CCB.
(d)Predominantly in CIB and CB; total net revenue excludes the net impact of equity investments.
(e)At June 30, 2023, includes $150 billion of loans and $68 billion of deposits associated with the First Republic acquisition. Refer to page 30 for additional information.
(f)Includes a five year $50 billion notional, secured note payable to the FDIC and $25 billion of assumed FHLB advances associated with the First Republic acquisition.
(g)Excludes 5,132 individuals associated with the First Republic acquisition who became employees effective July 2, 2023.
(h)Includes the impact of the First Republic acquisition. Refer to page 30 for additional information.
(i)As of June 30, 2023, includes $150.9 billion of client investment assets associated with the First Republic acquisition.
(j)In the first quarter of 2023, the allocations of revenue and expense to CCB associated with a Merchant Services revenue sharing agreement were discontinued and are now retained in Payments in CIB. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q23 Change					2023 Change
REVENUE	2Q23		1Q23	4Q22	3Q22	2Q22	1Q23	2Q22	2023		2022	2022
Investment banking fees	$1,513		$1,649	$1,418	$1,674	$1,586	(8)%	(5)%	$3,162		$3,594	(12)%
Principal transactions	6,910		7,615	4,434	5,383	4,990	(9)	38	14,525		10,095	44
Lending- and deposit-related fees	1,828		1,620	1,655	1,731	1,873	13	(2)	3,448		3,712	(7)
Asset management fees	3,774		3,465	3,432	3,495	3,517	9	7	7,239		7,169	1
Commissions and other fees	1,739		1,695	1,574	1,574	1,723	3	1	3,434		3,433	—
Investment securities losses	(900)		(868)	(874)	(959)	(153)	(4)	(488)	(1,768)		(547)	(223)
Mortgage fees and related income	278		221	98	314	378	26	(26)	499		838	(40)
Card income	1,094		1,234	1,226	1,086	1,133	(11)	(3)	2,328		2,108	10
Other income	3,292	(d)	1,007	1,392	900	540	227	NM	4,299	(d)	2,030	112
Noninterest revenue	19,528		17,638	14,355	15,198	15,587	11	25	37,166		32,432	15
Interest income	41,644		37,004	33,054	25,611	18,646	13	123	78,648		34,142	130
Interest expense	19,865		16,293	12,862	8,093	3,518	22	465	36,158		5,142	NM
Net interest income	21,779		20,711	20,192	17,518	15,128	5	44	42,490		29,000	47
TOTAL NET REVENUE	41,307		38,349	34,547	32,716	30,715	8	34	79,656		61,432	30

Provision for credit losses	2,899	(d)	2,275	2,288	1,537	1,101	27	163	5,174	(d)	2,564	102

NONINTEREST EXPENSE
Compensation expense	11,216		11,676	10,009	10,539	10,301	(4)	9	22,892		21,088	9
Occupancy expense	1,070		1,115	1,271	1,162	1,129	(4)	(5)	2,185		2,263	(3)
Technology, communications and equipment expense	2,267		2,184	2,256	2,366	2,376	4	(5)	4,451		4,736	(6)
Professional and outside services	2,561		2,448	2,652	2,481	2,469	5	4	5,009		5,041	(1)
Marketing	1,122		1,045	1,093	1,017	881	7	27	2,167		1,801	20
Other expense (a)	2,586	(d)	1,639	1,741	1,613	1,593	58	62	4,225	(d)	3,011	40
TOTAL NONINTEREST EXPENSE	20,822		20,107	19,022	19,178	18,749	4	11	40,929		37,940	8
Income before income tax expense	17,586		15,967	13,237	12,001	10,865	10	62	33,553		20,928	60
Income tax expense	3,114	(e)	3,345	2,229	2,264	2,216	(7)	41	6,459	(e)	3,997	62
NET INCOME	$14,472		$12,622	$11,008	$9,737	$8,649	15	67	$27,094		$16,931	60

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$4.76		$4.11	$3.58	$3.13	$2.77	16	72	$8.86		$5.40	64
Diluted earnings per share	4.75		4.10	3.57	3.12	2.76	16	72	8.85		5.39	64

FINANCIAL RATIOS
Return on common equity (b)	20%		18%	16%	15%	13%			19%		13%
Return on tangible common equity (b)(c)	25		23	20	18	17			24		16
Return on assets (b)	1.51		1.38	1.16	1.01	0.89			1.45		0.87
Effective income tax rate	17.7	(e)	20.9	16.8	18.9	20.4			19.3		19.1
Overhead ratio	50		52	55	59	61			51		62

(a)Included Firmwide legal expense of $420 million, $176 million, $27 million, $47 million and $73 million for the three months ended June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, respectively, and $596 million and $192 million for the six months ended June 30, 2023 and June 30, 2022 respectively.
(b)Quarterly ratios are based upon annualized amounts.
(c)Refer to page 29 for further discussion of ROTCE.
(d)As a result of the First Republic acquisition on May 1, 2023, includes the estimated bargain purchase gain of $2.7 billion recorded in other income, an increase to the provision for credit losses of $1.2 billion, and other expense of $599 million. Refer to page 30 for additional information.
(e)Income taxes associated with the First Republic acquisition are reflected in the bargain purchase gain, resulting in a reduction in the Firm’s effective tax rate of 3.4 percentage points.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
							Jun 30, 2023
							Change
	Jun 30,		Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2023		2023	2022	2022	2022	2023	2022
ASSETS
Cash and due from banks	$26,064		$25,098	$27,697	$24,654	$27,215	4%	(4)%
Deposits with banks	469,059		520,902	539,537	619,533	642,045	(10)	(27)
Federal funds sold and securities purchased under
resale agreements	325,628		317,111	315,592	301,878	322,156	3	1
Securities borrowed	163,563		195,917	185,369	193,216	202,393	(17)	(19)
Trading assets:
Debt and equity instruments	572,779		519,618	382,919	413,953	384,260	10	49
Derivative receivables	64,217		59,274	70,880	92,534	81,317	8	(21)
Available-for-sale (“AFS”) securities	203,262	(a)	197,248	205,857	188,140	222,069	3	(8)
Held-to-maturity (”HTM”) securities	408,941		412,827	425,305	430,106	441,649	(1)	(7)
Investment securities, net of allowance for credit losses	612,203		610,075	631,162	618,246	663,718	—	(8)
Loans	1,300,069	(a)	1,128,896	1,135,647	1,112,633	1,104,155	15	18
Less: Allowance for loan losses	21,980	(b)	20,053	19,726	18,185	17,750	10	24
Loans, net of allowance for loan losses	1,278,089		1,108,843	1,115,921	1,094,448	1,086,405	15	18
Accrued interest and accounts receivable	111,561		115,316	125,189	143,905	145,442	(3)	(23)
Premises and equipment	29,493		28,266	27,734	27,199	26,770	4	10
Goodwill, MSRs and other intangible assets	64,238		62,090	60,859	60,806	59,360	3	8
Other assets	151,346		181,795	182,884	183,512	200,233	(17)	(24)
TOTAL ASSETS	$3,868,240		$3,744,305	$3,665,743	$3,773,884	$3,841,314	3	1

LIABILITIES
Deposits	$2,398,962	(a)	$2,377,253	$2,340,179	$2,408,615	$2,471,544	1	(3)
Federal funds purchased and securities loaned or sold
under repurchase agreements	266,272		246,396	202,613	239,939	222,719	8	20
Short-term borrowings	41,022		42,241	44,027	47,866	58,422	(3)	(30)
Trading liabilities:
Debt and equity instruments	132,264		145,153	126,835	133,175	137,891	(9)	(4)
Derivative payables	46,545		44,711	51,141	56,703	52,417	4	(11)
Accounts payable and other liabilities	286,934		275,077	300,141	300,016	313,326	4	(8)
Beneficial interests issued by consolidated VIEs	19,647		14,903	12,610	12,079	10,640	32	85
Long-term debt	364,078	(c)	295,489	295,865	287,473	288,212	23	26
TOTAL LIABILITIES	3,555,724		3,441,223	3,373,411	3,485,866	3,555,171	3	—

STOCKHOLDERS’ EQUITY
Preferred stock	27,404		27,404	27,404	32,838	32,838	—	(17)
Common stock	4,105		4,105	4,105	4,105	4,105	—	—
Additional paid-in capital	89,578		89,155	89,044	88,865	88,614	—	1
Retained earnings	317,359		306,208	296,456	288,776	282,445	4	12
Accumulated other comprehensive income/(loss) (“AOCI”)	(14,290)		(14,418)	(17,341)	(19,134)	(14,369)	1	1
Treasury stock, at cost	(111,640)		(109,372)	(107,336)	(107,432)	(107,490)	(2)	(4)
TOTAL STOCKHOLDERS’ EQUITY	312,516		303,082	292,332	288,018	286,143	3	9
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,868,240		$3,744,305	$3,665,743	$3,773,884	$3,841,314	3	1

(a)Includes the impacts of the First Republic acquisition. Refer to page 30 for additional information.
(b)At June 30, 2023, includes an addition to the allowance for loan losses of $1.1 billion associated with the First Republic acquisition.
(c)At June 30, 2023, includes a five-year $50 billion notional, secured note payable to the FDIC and $25 billion of assumed FHLB advances associated with the First Republic acquisition.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q23 Change				2023 Change
AVERAGE BALANCES	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23	2Q22	2023	2022	2022
ASSETS
Deposits with banks	$495,018	$505,662	$595,631	$652,321	$694,644	(2)%	(29)%	$500,311	$718,346	(30)%
Federal funds sold and securities purchased under resale agreements	326,563	313,187	306,173	322,053	305,132	4	7	319,911	300,070	7
Securities borrowed	191,393	192,843	192,412	204,479	207,437	(1)	(8)	192,114	212,704	(10)
Trading assets - debt instruments	391,945	357,682	302,825	283,414	273,736	10	43	374,908	272,931	37
Investment securities	611,552	622,050	625,388	647,165	672,799	(2)	(9)	616,772	671,987	(8)
Loans	1,238,237	1,129,624	1,126,002	1,112,761	1,093,106	10	13	1,184,231	1,080,939	10
All other interest-earning assets (a)	89,072	95,709	116,640	122,756	139,040	(7)	(36)	92,372	136,902	(33)
Total interest-earning assets	3,343,780	3,216,757	3,265,071	3,344,949	3,385,894	4	(1)	3,280,619	3,393,879	(3)
Trading assets - equity and other instruments	169,558	152,081	126,138	129,221	151,309	11	12	160,868	154,093	4
Trading assets - derivative receivables	63,339	64,526	78,476	83,950	84,483	(2)	(25)	63,929	75,956	(16)
All other noninterest-earning assets	274,711	276,613	285,586	284,127	289,957	(1)	(5)	275,657	285,301	(3)
TOTAL ASSETS	$3,851,388	$3,709,977	$3,755,271	$3,842,247	$3,911,643	4	(2)	$3,781,073	$3,909,229	(3)
LIABILITIES
Interest-bearing deposits	$1,715,699	$1,670,036	$1,695,233	$1,728,852	$1,790,421	3	(4)	$1,692,993	$1,785,896	(5)
Federal funds purchased and securities loaned or
sold under repurchase agreements	263,718	252,310	247,934	239,582	233,376	5	13	258,045	241,749	7
Short-term borrowings (b)	35,335	38,763	39,843	45,797	50,833	(9)	(30)	37,039	49,360	(25)
Trading liabilities - debt and all other interest-bearing liabilities (c)	293,269	277,576	256,533	278,049	274,435	6	7	285,467	268,762	6
Beneficial interests issued by consolidated VIEs	15,947	13,483	12,312	11,039	10,577	18	51	14,722	10,733	37
Long-term debt	294,239	249,336	246,978	253,012	246,195	18	20	271,912	250,165	9
Total interest-bearing liabilities	2,618,207	2,501,504	2,498,833	2,556,331	2,605,837	5	—	2,560,178	2,606,665	(2)
Noninterest-bearing deposits	671,715	650,443	684,921	716,518	741,891	3	(9)	661,138	738,083	(10)
Trading liabilities - equity and other instruments	28,513	29,769	35,415	36,985	40,937	(4)	(30)	29,137	42,159	(31)
Trading liabilities - derivative payables	46,934	49,357	56,988	56,994	61,026	(5)	(23)	48,139	57,792	(17)
All other noninterest-bearing liabilities	180,730	180,303	191,929	189,637	181,128	—	—	180,517	181,116	—
TOTAL LIABILITIES	3,546,099	3,411,376	3,468,086	3,556,465	3,630,819	4	(2)	3,479,109	3,625,815	(4)
Preferred stock	27,404	27,404	28,415	32,838	32,838	—	(17)	27,404	33,180	(17)
Common stockholders’ equity	277,885	271,197	258,770	252,944	247,986	2	12	274,560	250,234	10
TOTAL STOCKHOLDERS’ EQUITY	305,289	298,601	287,185	285,782	280,824	2	9	301,964	283,414	7
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,851,388	$3,709,977	$3,755,271	$3,842,247	$3,911,643	4	(2)	$3,781,073	$3,909,229	(3)

AVERAGE RATES (d)
INTEREST-EARNING ASSETS
Deposits with banks	4.20%	3.87%	3.14%	1.83%	0.62%			4.03%	0.37%
Federal funds sold and securities purchased under resale agreements	4.63	4.06	2.95	1.74	0.71			4.35	0.63
Securities borrowed	3.91	3.61	2.84	1.50	0.33			3.76	0.08
Trading assets - debt instruments	4.12	4.15	3.75	3.36	3.02			4.13	2.83
Investment securities	3.01	2.79	2.36	1.84	1.55			2.90	1.47
Loans	6.59	6.37	5.83	5.00	4.28			6.49	4.16
All other interest-earning assets (a)	8.85	7.50	5.76	3.57	1.85			8.15	1.42
Total interest-earning assets	5.01	4.68	4.03	3.05	2.22			4.85	2.04

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	2.24	1.85	1.37	0.73	0.20			2.05	0.12
Federal funds purchased and securities loaned or
sold under repurchase agreements	5.17	4.51	3.15	1.98	0.76			4.85	0.47
Short-term borrowings (b)	4.87	4.40	3.60	1.98	0.91			4.63	0.64
Trading liabilities - debt and all other interest-bearing liabilities (c)	3.25	2.88	2.38	1.49	0.69			3.07	0.50
Beneficial interests issued by consolidated VIEs	4.95	4.43	3.74	2.24	1.11			4.71	0.90
Long-term debt	5.28	5.39	4.87	3.77	2.54			5.33	2.13
Total interest-bearing liabilities	3.04	2.64	2.04	1.26	0.54			2.85	0.40

INTEREST RATE SPREAD	1.97	2.04	1.99	1.79	1.68			2.00	1.64
NET YIELD ON INTEREST-EARNING ASSETS	2.62	2.63	2.47	2.09	1.80			2.63	1.74
Memo: Net yield on interest-earning assets excluding Markets (e)	3.83	3.80	3.41	2.81	2.26			3.82	2.11
(a) Includes brokerage-related held-for-investment customer receivables, which are classified in accrued interest and accounts receivable, and all other interest-earning assets, which are classified in other assets, on the Consolidated Balance Sheets.
(b)    Includes commercial paper.
(c)    All other interest-bearing liabilities include brokerage-related customer payables.
(d)    Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.
(e)    Net yield on interest-earning assets excluding Markets is a non-GAAP financial measure. Refer to page 29 for a further discussion of this measure.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. Refer to the notes on Non-GAAP Financial Measures on page 29 for additional information on managed basis.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q23 Change				2023 Change
	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23	2Q22	2023	2022	2022
OTHER INCOME
Other income - reported	$3,292	$1,007	$1,392	$900	$540	227%	NM	$4,299	$2,030	112%
Fully taxable-equivalent adjustments (a)	990	867	898	663	812	14	22	1,857	1,587	17
Other income - managed	$4,282	$1,874	$2,290	$1,563	$1,352	128	217	$6,156	$3,617	70

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$19,528	$17,638	$14,355	$15,198	$15,587	11	25	$37,166	$32,432	15
Fully taxable-equivalent adjustments	990	867	898	663	812	14	22	1,857	1,587	17
Total noninterest revenue - managed	$20,518	$18,505	$15,253	$15,861	$16,399	11	25	$39,023	$34,019	15

NET INTEREST INCOME
Net interest income - reported	$21,779	$20,711	$20,192	$17,518	$15,128	5	44	$42,490	$29,000	47
Fully taxable-equivalent adjustments (a)	104	120	121	112	103	(13)	1	224	201	11
Net interest income - managed	$21,883	$20,831	$20,313	$17,630	$15,231	5	44	$42,714	$29,201	46

TOTAL NET REVENUE
Total net revenue - reported	$41,307	$38,349	$34,547	$32,716	$30,715	8	34	$79,656	$61,432	30
Fully taxable-equivalent adjustments	1,094	987	1,019	775	915	11	20	2,081	1,788	16
Total net revenue - managed	$42,401	$39,336	$35,566	$33,491	$31,630	8	34	$81,737	$63,220	29

PRE-PROVISION PROFIT
Pre-provision profit - reported	$20,485	$18,242	$15,525	$13,538	$11,966	12	71	$38,727	$23,492	65
Fully taxable-equivalent adjustments	1,094	987	1,019	775	915	11	20	2,081	1,788	16
Pre-provision profit - managed	$21,579	$19,229	$16,544	$14,313	$12,881	12	68	$40,808	$25,280	61

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$17,586	$15,967	$13,237	$12,001	$10,865	10	62	$33,553	$20,928	60
Fully taxable-equivalent adjustments	1,094	987	1,019	775	915	11	20	2,081	1,788	16
Income before income tax expense - managed	$18,680	$16,954	$14,256	$12,776	$11,780	10	59	$35,634	$22,716	57

INCOME TAX EXPENSE
Income tax expense - reported	$3,114	$3,345	$2,229	$2,264	$2,216	(7)	41	$6,459	$3,997	62
Fully taxable-equivalent adjustments	1,094	987	1,019	775	915	11	20	2,081	1,788	16
Income tax expense - managed	$4,208	$4,332	$3,248	$3,039	$3,131	(3)	34	$8,540	$5,785	48

OVERHEAD RATIO
Overhead ratio - reported	50%	52%	55%	59%	61%			51%	62%
Overhead ratio - managed	49	51	53	57	59			50	60

(a)Predominantly recognized in CIB, CB and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS										SIX MONTHS ENDED JUNE 30,
									2Q23 Change					2023 Change
	2Q23	1Q23	4Q22		3Q22		2Q22		1Q23	2Q22	2023	2022		2022
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$17,233	$16,456	$15,793	(a)	$14,281	(a)	$12,558	(a)	5%	37%	$33,689	$24,740	(a)	36%
Corporate & Investment Bank	12,519	13,600	10,598	(a)	11,925	(a)	12,003	(a)	(8)	4	26,119	25,579	(a)	2
Commercial Banking	3,988	3,511	3,404		3,048		2,683		14	49	7,499	5,081		48
Asset & Wealth Management	4,943	4,784	4,588		4,539		4,306		3	15	9,727	8,621		13
Corporate	3,718	985	1,183		(302)		80		277	NM	4,703	(801)		NM
TOTAL NET REVENUE	$42,401	$39,336	$35,566		$33,491		$31,630		8	34	$81,737	$63,220		29

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$8,313	$8,065	$7,912	(a)	$7,983	(a)	$7,658	(a)	3	9	$16,378	$15,313	(a)	7
Corporate & Investment Bank	6,894	7,483	6,495	(a)	6,682	(a)	6,810	(a)	(8)	1	14,377	14,173	(a)	1
Commercial Banking	1,300	1,308	1,254		1,180		1,156		(1)	12	2,608	2,285		14
Asset & Wealth Management	3,163	3,091	3,022		3,028		2,919		2	8	6,254	5,779		8
Corporate	1,152	160	339		305		206		NM	459	1,312	390		236
TOTAL NONINTEREST EXPENSE	$20,822	$20,107	$19,022		$19,178		$18,749		4	11	$40,929	$37,940		8

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$8,920	$8,391	$7,881		$6,298		$4,900		6	82	$17,311	$9,427		84
Corporate & Investment Bank	5,625	6,117	4,103		5,243		5,193		(8)	8	11,742	11,406		3
Commercial Banking	2,688	2,203	2,150		1,868		1,527		22	76	4,891	2,796		75
Asset & Wealth Management	1,780	1,693	1,566		1,511		1,387		5	28	3,473	2,842		22
Corporate	2,566	825	844		(607)		(126)		211	NM	3,391	(1,191)		NM
PRE-PROVISION PROFIT	$21,579	$19,229	$16,544		$14,313		$12,881		12	68	$40,808	$25,280		61

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$1,862	$1,402	$1,845		$529		$761		33	145	$3,264	$1,439		127
Corporate & Investment Bank	38	58	141		513		59		(34)	(36)	96	504		(81)
Commercial Banking	1,097	417	284		618		209		163	425	1,514	366		314
Asset & Wealth Management	145	28	32		(102)		44		418	230	173	198		(13)
Corporate	(243)	370	(14)		(21)		28		NM	NM	127	57		123
PROVISION FOR CREDIT LOSSES	$2,899	$2,275	$2,288		$1,537		$1,101		27	163	$5,174	$2,564		102

NET INCOME/(LOSS)
Consumer & Community Banking	$5,306	$5,243	$4,556		$4,344		$3,108		1	71	$10,549	$6,016		75
Corporate & Investment Bank	4,092	4,421	3,314		3,522		3,717		(7)	10	8,513	8,089		5
Commercial Banking	1,208	1,347	1,423		946		994		(10)	22	2,555	1,844		39
Asset & Wealth Management	1,226	1,367	1,134		1,219		1,004		(10)	22	2,593	2,012		29
Corporate	2,640	244	581		(294)		(174)		NM	NM	2,884	(1,030)		NM
TOTAL NET INCOME	$14,472	$12,622	$11,008		$9,737		$8,649		15	67	$27,094	$16,931		60

(a) In the first quarter of 2023, the allocations of revenue and expense to CCB associated with a Merchant Services revenue sharing agreement were discontinued and are now retained in Payments in CIB. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Jun 30, 2023
							Change		SIX MONTHS ENDED JUNE 30,
	Jun 30,		Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,				2023 Change
	2023		2023	2022	2022	2022	2023	2022	2023		2022	2022
CAPITAL (a)
Risk-based capital metrics
Standardized
CET1 capital	$235,832	(c)	$227,144	$218,934	$209,661	$207,436	4%	14%
Tier 1 capital	262,529	(c)	253,837	245,631	236,363	239,705	3	10
Total capital	295,265	(c)	286,398	277,769	268,076	268,339	3	10
Risk-weighted assets	1,710,780	(c)	1,647,363	1,653,538	1,678,498	1,704,893	4	—
CET1 capital ratio	13.8%	(c)	13.8%	13.2%	12.5%	12.2%
Tier 1 capital ratio	15.3	(c)	15.4	14.9	14.1	14.1
Total capital ratio	17.3	(c)	17.4	16.8	16.0	15.7

Advanced
CET1 capital	$235,832	(c)	$227,144	$218,934	$209,661	$207,436	4	14
Tier 1 capital	262,529	(c)	253,837	245,631	236,363	239,705	3	10
Total capital	281,909	(c)	273,122	264,583	256,157	257,329	3	10
Risk-weighted assets	1,697,807	(c)	1,633,774	1,609,773	1,609,968	1,613,210	4	5
CET1 capital ratio	13.9%	(c)	13.9%	13.6%	13.0%	12.9%
Tier 1 capital ratio	15.5	(c)	15.5	15.3	14.7	14.9
Total capital ratio	16.6	(c)	16.7	16.4	15.9	16.0

Leverage-based capital metrics
Adjusted average assets (b)	$3,796,523	(c)	$3,656,598	$3,703,873	$3,791,804	$3,861,979	4	(2)
Tier 1 leverage ratio	6.9%	(c)	6.9%	6.6%	6.2%	6.2%

Total leverage exposure	$4,492,311	(c)	$4,327,863	$4,367,092	$4,460,636	$4,563,099	4	(2)
SLR	5.8%	(c)	5.9%	5.6%	5.3%	5.3%

Total Loss-Absorbing Capacity (“TLAC”)
Eligible external TLAC	$493,718	(c)	$488,245	$486,044	$473,241	$466,715	1	6

MEMO: CET1 CAPITAL ROLLFORWARD
Standardized/Advanced CET1 capital, beginning balance	$227,144		$218,934	$209,661	$207,436	$207,903	4	9	$218,934		$213,942	2%
Net income applicable to common equity	14,099		12,266	10,652	9,305	8,239	15	71	26,365		16,124	64
Dividends declared on common stock	(2,948)		(2,963)	(2,972)	(2,974)	(2,971)	1	1	(5,911)		(5,947)	1
Net purchase of treasury stock	(2,268)		(2,036)	96	58	(576)	(11)	(294)	(4,304)		(2,075)	(107)
Changes in additional paid-in capital	423		111	179	251	354	281	19	534		199	168
Changes related to AOCI applicable to capital:
Unrealized gains/(losses) on investment securities	757		2,212	1,865	(2,145)	(4,031)	(66)	NM	2,969		(11,484)	NM
Translation adjustments, net of hedges	70		197	711	(581)	(679)	(64)	NM	267		(741)	NM
Fair value hedges	11		(21)	(101)	38	51	NM	(78)	(10)		161	NM
Defined benefit pension and other postretirement employee benefit plans	(6)		(55)	(324)	(1,004)	20	89	NM	(61)		87	NM
Changes related to other CET1 capital adjustments	(1,450)	(c)	(1,501)	(833)	(723)	(874)	3	(66)	(2,951)	(c)	(2,830)	(4)
Change in Standardized/Advanced CET1 capital	8,688	(c)	8,210	9,273	2,225	(467)	6	NM	16,898	(c)	(6,506)	NM
Standardized/Advanced CET1 capital, ending balance	$235,832	(c)	$227,144	$218,934	$209,661	$207,436	4	14	$235,832	(c)	$207,436	14

(a)The capital metrics reflect the CECL capital transition provisions. Beginning January 1, 2022, the $2.9 billion CECL capital benefit is being phased out at 25% per year over a three-year period. As of June 30, 2023 and March 31, 2023, CET1 capital reflected the remaining $1.4 billion CECL benefit; as of December 31, 2022, September 30, 2022 and June 30, 2022, CET1 capital reflected a $2.2 billion benefit. Refer to Capital Risk Management on pages 36-41 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023 and pages 86-96 of the Firm’s 2022 Form 10-K for additional information.
(b)Adjusted average assets, for purposes of calculating the leverage ratios, includes quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill, inclusive of estimated equity method goodwill, and other intangible assets.
(c)Estimated.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS, CONTINUED
(in millions, except ratio data)

						Jun 30, 2023
						Change		SIX MONTHS ENDED JUNE 30,
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,			2023 Change
	2023	2023	2022	2022	2022	2023	2022	2023	2022	2022
TANGIBLE COMMON EQUITY (period-end) (a)
Common stockholders’ equity	$285,112	$275,678	$264,928	$255,180	$253,305	3	13
Less: Goodwill	52,380	52,144	51,662	51,461	50,697	—	3
Less: Other intangible assets	3,629	2,191	1,224	1,205	1,224	66	196
Add: Certain deferred tax liabilities (b)	3,097	2,754	2,510	2,509	2,509	12	23
Total tangible common equity	$232,200	$224,097	$214,552	$205,023	$203,893	4	14

TANGIBLE COMMON EQUITY (average) (a)
Common stockholders’ equity	$277,885	$271,197	$258,770	$252,944	$247,986	2	12	$274,560	$250,234	10%
Less: Goodwill	52,342	51,716	51,586	51,323	50,575	1	3	52,031	50,442	3
Less: Other intangible assets	2,191	1,296	1,217	1,208	1,119	69	96	1,746	1,007	73
Add: Certain deferred tax liabilities (b)	2,902	2,549	2,508	2,512	2,503	14	16	2,727	2,500	9
Total tangible common equity	$226,254	$220,734	$208,475	$202,925	$198,795	3	14	$223,510	$201,285	11

INTANGIBLE ASSETS (period-end)
Goodwill	$52,380	$52,144	$51,662	$51,461	$50,697	—	3
Mortgage servicing rights	8,229	7,755	7,973	8,140	7,439	6	11
Other intangible assets	3,629	2,191	1,224	1,205	1,224	66	196
Total intangible assets	$64,238	$62,090	$60,859	$60,806	$59,360	3	8

(a)Refer to page 29 for further discussion of TCE.
(b)Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in nontaxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q23 Change				2023 Change
	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23	2Q22	2023	2022	2022
EARNINGS PER SHARE
Basic earnings per share
Net income	$14,472	$12,622	$11,008	$9,737	$8,649	15%	67%	$27,094	$16,931	60%
Less: Preferred stock dividends	373	356	356	432	410	5	(9)	729	807	(10)
Net income applicable to common equity	14,099	12,266	10,652	9,305	8,239	15	71	26,365	16,124	64
Less: Dividends and undistributed earnings allocated to
participating securities	88	73	54	50	44	21	100	161	85	89
Net income applicable to common stockholders	$14,011	$12,193	$10,598	$9,255	$8,195	15	71	$26,204	$16,039	63

Total weighted-average basic shares outstanding	2,943.8	2,968.5	2,962.9	2,961.2	2,962.2	(1)	(1)	2,956.1	2,969.6	—
Net income per share	$4.76	$4.11	$3.58	$3.13	$2.77	16	72	$8.86	$5.40	64

Diluted earnings per share
Net income applicable to common stockholders	$14,011	$12,193	$10,598	$9,255	$8,195	15	71	$26,204	$16,039	63
Total weighted-average basic shares outstanding	2,943.8	2,968.5	2,962.9	2,961.2	2,962.2	(1)	(1)	2,956.1	2,969.6	—
Add: Dilutive impact of unvested performance share units (“PSUs”), nondividend-earning restricted stock units (“RSUs”) and stock appreciation rights (“SARs”)	4.5	4.2	4.2	4.2	4.1	7	10	4.4	4.1	7
Total weighted-average diluted shares outstanding	2,948.3	2,972.7	2,967.1	2,965.4	2,966.3	(1)	(1)	2,960.5	2,973.7	—
Net income per share	$4.75	$4.10	$3.57	$3.12	$2.76	16	72	$8.85	$5.39	64

COMMON DIVIDENDS
Cash dividends declared per share	$1.00	$1.00	$1.00	$1.00	$1.00	—	—	$2.00	$2.00	—
Dividend payout ratio	21%	24%	28%	32%	36%			22%	37%

COMMON SHARE REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	16.7	22.0	—	—	5.0	(24)	234	38.7	23.1	68
Average price paid per share of common stock	$137.20	$133.67	$—	$—	$124.88	3	10	$135.19	$135.20	—
Aggregate repurchases of common stock	2,293	2,940	—	—	622	(22)	269	5,233	3,122	68

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	0.5	10.0	1.2	0.6	0.5	(95)	—	10.5	11.5	(9)
Net impact of employee issuances on stockholders’ equity (b)	$467	$1,028	$273	$304	$398	(55)	17	$1,495	$1,241	20

(a)The Firm is authorized to purchase up to $30 billion of common shares under its current repurchase program. In the second half of 2022, as a result of the expected increases in regulatory capital requirements, the Firm temporarily suspended share repurchases. In the first quarter of 2023, the Firm resumed repurchasing shares under its common share repurchase program.
(b)The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of SARs.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS											SIX MONTHS ENDED JUNE 30,
										2Q23 Change						2023 Change
	2Q23		1Q23	4Q22		3Q22		2Q22		1Q23	2Q22	2023		2022		2022
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$841		$823	$834		$822		$855		2%	(2)%	$1,664		$1,660		—%
Asset management fees	816	(d)	676	662		662		684		21	19	1,492	(d)	1,410		6
Mortgage fees and related income	274		223	90		313		377		23	(27)	497		833		(40)
Card income	483		739	694	(f)	613	(f)	621	(f)	(35)	(22)	1,222		1,162	(f)	5
All other income (a)	1,129	(d)	1,162	1,189	(f)	1,302	(f)	1,313	(f)	(3)	(14)	2,291	(d)	2,640	(f)	(13)
Noninterest revenue	3,543		3,623	3,469		3,712		3,850		(2)	(8)	7,166		7,705		(7)
Net interest income	13,690	(d)	12,833	12,324		10,569		8,708		7	57	26,523	(d)	17,035		56
TOTAL NET REVENUE	17,233		16,456	15,793		14,281		12,558		5	37	33,689		24,740		36

Provision for credit losses	1,862	(d)	1,402	1,845		529		761		33	145	3,264	(d)	1,439		127

NONINTEREST EXPENSE
Compensation expense	3,628		3,545	3,339		3,345		3,237		2	12	7,173		6,408		12
Noncompensation expense (b)	4,685	(d)	4,520	4,573	(f)	4,638	(f)	4,421	(f)	4	6	9,205	(d)	8,905	(f)	3
TOTAL NONINTEREST EXPENSE	8,313		8,065	7,912		7,983		7,658		3	9	16,378		15,313		7

Income before income tax expense	7,058		6,989	6,036		5,769		4,139		1	71	14,047		7,988		76
Income tax expense	1,752		1,746	1,480	(f)	1,425	(f)	1,031	(f)	—	70	3,498		1,972	(f)	77
NET INCOME	$5,306		$5,243	$4,556		$4,344		$3,108		1	71	$10,549		$6,016		75

REVENUE BY LINE OF BUSINESS
Banking & Wealth Management	$10,936	(e)	$10,041	$9,582	(f)	$7,960	(f)	$6,502	(f)	9	68	$20,977	(e)	$12,517	(f)	68
Home Lending	1,007	(e)	720	584		920		1,001		40	1	1,727	(e)	2,170		(20)
Card Services & Auto	5,290		5,695	5,627		5,401		5,055		(7)	5	10,985		10,053		9

MORTGAGE FEES AND RELATED INCOME DETAILS
Production revenue	102		75	43		93		150		36	(32)	177		361		(51)
Net mortgage servicing revenue (c)	172		148	47		220		227		16	(24)	320		472		(32)
Mortgage fees and related income	$274		$223	$90		$313		$377		23	(27)	$497		$833		(40)

FINANCIAL RATIOS
ROE	38%		40%	35%		34%	(f)	24%				39%		23%
Overhead ratio	48		49	50		56		61				49		62

(a)Primarily includes operating lease income and commissions and other fees. For the three months ended June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, operating lease income was $704 million, $741 million, $777 million, $854 million and $929 million, respectively, and $1.4 billion and $2.0 billion for the six months ended June 30, 2023 and 2022 , respectively.
(b)Included depreciation expense on leased assets of $445 million, $407 million, $463 million, $605 million and $652 million for the three months ended June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, respectively, and $852 million and $1.3 billion for the six months ended June 30, 2023 and 2022 , respectively.
(c)Included MSR risk management results of $25 million, $(12) million, $(98) million, $54 million and $28 million for the three months ended June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, respectively, and $13 million and $137 million for the six months ended June 30, 2023 and 2022 , respectively.
(d)Includes the impacts of the First Republic acquisition. Refer to page 30 for additional information.
(e)For the three and six months ended June 30, 2023, includes $596 million and $235 million for Banking & Wealth Management and Home Lending, respectively, associated with the First Republic acquisition.
(f)In the first quarter of 2023, the allocations of revenue and expense to CCB associated with a Merchant Services revenue sharing agreement were discontinued and are now retained in Payments in CIB. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q23 Change					2023 Change
	2Q23		1Q23	4Q22	3Q22	2Q22	1Q23	2Q22	2023		2022	2022
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$620,193		$506,382	$514,085	$500,752	$500,219	22%	24%	$620,193		$500,219	24%

Loans:
Banking & Wealth Management (a)	30,959	(d)	28,038	29,008	30,230	31,494	10	(2)	30,959	(d)	31,494	(2)
Home Lending (b)	262,432	(d)	172,058	172,554	174,618	176,939	53	48	262,432	(d)	176,939	48
Card Services	191,353		180,079	185,175	170,462	165,494	6	16	191,353		165,494	16
Auto	73,587		69,556	68,191	67,201	67,842	6	8	73,587		67,842	8
Total loans	558,331		449,731	454,928	442,511	441,769	24	26	558,331		441,769	26

Deposits	1,173,514	(e)	1,147,474	1,131,611	1,173,241	1,178,825	2	—	1,173,514	(e)	1,178,825	—
Equity	55,500		52,000	50,000	50,000	50,000	7	11	55,500		50,000	11

SELECTED BALANCE SHEET DATA (average)
Total assets	$576,417		$506,775	$504,859	$498,858	$496,177	14	16	$541,788		$492,592	10

Loans:
Banking & Wealth Management	30,628	(f)	28,504	29,412	30,788	32,294	7	(5)	29,572	(f)	33,014	(10)
Home Lending (c)	229,569	(f)	172,124	174,487	176,852	177,330	33	29	201,005	(f)	176,911	14
Card Services	187,028		180,451	177,026	168,125	158,434	4	18	183,758		153,941	19
Auto	71,083		68,744	67,623	66,979	68,569	3	4	69,920		68,908	1
Total loans	518,308		449,823	448,548	442,744	436,627	15	19	484,255		432,774	12

Deposits	1,157,309		1,112,967	1,142,523	1,174,227	1,180,453	4	(2)	1,135,261		1,167,057	(3)
Equity	54,346		52,000	50,000	50,000	50,000	5	9	53,180		50,000	6

Headcount	137,087		135,983	135,347	133,803	130,907	1	5	137,087		130,907	5

(a)At June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022 included $163 million, $205 million, $350 million, $791 million and $1.5 billion of loans, respectively, in Business Banking under the Paycheck Protection Program (“PPP”). Refer to pages 108-109 of the Firm’s 2022 Form 10-K for further information on the PPP.
(b)At June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, Home Lending loans held-for-sale and loans at fair value were $3.9 billion, $4.2 billion, $3.0 billion, $4.1 billion and $5.2 billion, respectively.
(c)Average Home Lending loans held-for sale and loans at fair value were $5.3 billion, $3.5 billion, $4.5 billion, $5.9 billion and $8.1 billion for the three months ended June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, respectively, and $4.4 billion and $9.5 billion for the six months ended June 30, 2023 and 2022 , respectively.
(d)As of June 30, 2023, includes $3.4 billion and $91.3 billion for Banking & Wealth Management and Home Lending, respectively, associated with the First Republic acquisition.
(e)Includes the impacts of the First Republic acquisition. Refer to page 30 for additional information.
(f)For the three months ended June 30, 2023, includes $2.7 billion and $57.2 billion for Banking & Wealth Management and Home Lending, respectively, and for the six months ended June 30, 2023, includes $1.4 billion and $28.7 billion for Banking & Wealth Management and Home Lending, respectively, associated with the First Republic acquisition.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q23 Change				2023 Change
	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23	2Q22	2023	2022	2022
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)(b)	$3,823	$3,835	$3,899	$3,936	$4,217	—%	(9)%	$3,823	$4,217	(9)%
Net charge-offs/(recoveries)
Banking & Wealth Management	92	79	95	105	81	16	14	171	170	1
Home Lending	(28)	(18)	(33)	(59)	(68)	(56)	59	(46)	(137)	66
Card Services	1,124	922	725	592	580	22	94	2,046	1,086	88
Auto	63	69	58	41	18	(9)	250	132	45	193
Total net charge-offs/(recoveries)	$1,251	$1,052	$845	$679	$611	19	105	$2,303	$1,164	98
Net charge-off/(recovery) rate
Banking & Wealth Management (c)	1.20%	1.12%	1.28%	1.35%	1.01%			1.17%	1.04%
Home Lending	(0.05)	(0.04)	(0.08)	(0.14)	(0.16)			(0.05)	(0.16)
Card Services	2.41	2.07	1.62	1.40	1.47			2.25	1.42
Auto	0.36	0.41	0.34	0.24	0.11			0.38	0.13
Total net charge-off/(recovery) rate	0.98	0.96	0.75	0.62	0.57			0.97	0.55

30+ day delinquency rate
Home Lending (d)(e)	0.58%	0.81%	0.83%	0.78%	0.85%			0.58%	0.85%
Card Services	1.70	1.68	1.45	1.23	1.05			1.70	1.05
Auto	0.92	0.90	1.01	0.75	0.69			0.92	0.69

90+ day delinquency rate - Card Services	0.84	0.83	0.68	0.57	0.51			0.84	0.51

Allowance for loan losses
Banking & Wealth Management	$731	$720	$722	$722	$697	2	5	$731	$697	5
Home Lending	777 (g)	427	867	667	785	82	(1)	777 (g)	785	(1)
Card Services	11,600	11,400	11,200	10,400	10,400	2	12	11,600	10,400	12
Auto	717	716	715	715	740	—	(3)	717	740	(3)
Total allowance for loan losses	$13,825	$13,263 (f)	$13,504	$12,504	$12,622	4	10	$13,825	$12,622	10

(a)At June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $139 million, $164 million, $187 million, $219 million and $257 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance.
(b)Generally excludes loans that were under payment deferral programs offered in response to the COVID-19 pandemic.
(c)At June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022 included $163 million, $205 million, $350 million, $791 million and $1.5 billion of loans, respectively, under the PPP. Given that PPP loans are guaranteed by the SBA, the Firm does not expect to realize material credit losses on these loans. Refer to pages 108-109 of the Firm’s 2022 Form 10-K for further information on the PPP.
(d)At June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, the principal balance of loans under payment deferral programs offered in response to the COVID-19 pandemic was $177 million, $353 million, $449 million, $454 million and $513 million in Home Lending, respectively. Loans that are performing according to their modified terms are generally not considered delinquent.
(e)At June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, excluded mortgage loans 30 or more days past due and insured by U.S. government agencies of $195 million, $219 million, $258 million, $284 million and $315 million, respectively. These amounts have been excluded based upon the government guarantee.
(f)On January 1, 2023, the Firm adopted the Financial Instruments - Credit Losses: Troubled Debt Restructurings accounting guidance. The adoption of this guidance resulted in a net decrease in the allowance for loan losses of $591 million, driven by residential real estate and credit card. Refer to Credit-related information on pages 27-28, and Note 1 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023 for further information.
(g)As of June 30, 2023, includes $377 million associated with the First Republic acquisition.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q23 Change					2023 Change
	2Q23		1Q23	4Q22	3Q22	2Q22	1Q23	2Q22	2023		2022	2022
BUSINESS METRICS
Number of:
Branches	4,874		4,784	4,787	4,802	4,822	2%	1%	4,874		4,822	1%
Active digital customers (in thousands) (a)	65,559	(f)	64,998	63,136	61,985	60,735	1	8	65,559	(f)	60,735	8
Active mobile customers (in thousands) (b)	51,963	(f)	50,933	49,710	48,904	47,436	2	10	51,963	(f)	47,436	10

Debit and credit card sales volume (in billions)	$424.0		$387.3	$411.1	$395.8	$397.0	9	7	$811.3		$748.5	8
Total payments transaction volume (in trillions) (c)	1.5	(f)	1.4	1.4	1.4	1.5	7	—	2.9	(f)	2.8	4

Banking & Wealth Management
Average deposits	$1,142,755	(g)	$1,098,494	$1,126,420	$1,156,933	$1,163,423	4	(2)	$1,120,746	(g)	$1,149,844	(3)
Deposit margin	2.83%		2.78%	2.48%	1.83%	1.31%			2.81%		1.27%
Business Banking average loans	$19,628		$19,884	$20,467	$21,263	$22,769	(1)	(14)	$19,755		$23,787	(17)
Business Banking origination volume	1,275		1,027	1,081	977	1,196	24	7	2,302		2,224	4
Client investment assets (d)	892,897		690,819	647,120	615,048	628,479	29	42	892,897		628,479	42
Number of client advisors	5,153		5,125	5,029	5,017	4,890	1	5	5,153		4,890	5

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$7.3	(h)	$3.6	$4.6	$7.8	$11.0	103	(34)	$10.9	(h)	$26.1	(58)
Correspondent	3.9		2.1	2.1	4.3	10.9	86	(64)	6.0		20.5	(71)
Total mortgage origination volume (e)	$11.2		$5.7	$6.7	$12.1	$21.9	96	(49)	$16.9		$46.6	(64)
Third-party mortgage loans serviced (period-end)	604.5		575.9	584.3	586.7	575.6	5	5	604.5		575.6	5
MSR carrying value (period-end)	8.2		7.7	8.0	8.1	7.4	6	11	8.2		7.4	11

Card Services
Sales volume, excluding commercial card (in billions)	$294.0		$266.2	$284.8	$272.3	$271.2	10	8	560.2		507.6	10
Net revenue rate	9.11%		10.38%	10.06%	9.92%	9.59%			9.73%		9.72%
Net yield on average loans	9.31		9.89	9.78	9.81	9.50			9.60		9.73

Auto
Loan and lease origination volume (in billions)	$12.0		$9.2	$7.5	$7.5	$7.0	30	71	$21.2		$15.4	38
Average auto operating lease assets	11,015		11,538	12,333	13,466	14,866	(5)	(26)	11,275		15,640	(28)

(a)Users of all web and/or mobile platforms who have logged in within the past 90 days.
(b)Users of all mobile platforms who have logged in within the past 90 days.
(c)Total payments transaction volume includes debit and credit card sales volume and gross outflows of ACH, ATM, teller, wires, BillPay, PayChase, Zelle, person-to-person and checks.
(d)Includes assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager. Refer to AWM segment results on pages 21-23 for additional information. As of June 30, 2023, includes $150.9 billion of client investment assets associated with the First Republic acquisition.
(e)Firmwide mortgage origination volume was $13.0 billion, $6.8 billion, $8.5 billion, $15.2 billion and $27.9 billion for the three months ended June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, respectively, and $19.8 billion and $58.1 billion for the six months ended June 30, 2023 and 2022 , respectively.
(f)Excludes the impact of the First Republic acquisition.
(g)For the three and six months ended June 30, 2023, includes $47.2 billion and $23.7 billion, respectively, associated with the First Republic acquisition.
(h)For the three and six months ended June 30, 2023, includes $1.1 billion associated with the First Republic acquisition.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS										SIX MONTHS ENDED JUNE 30,
									2Q23 Change					2023 Change
	2Q23	1Q23	4Q22		3Q22		2Q22		1Q23	2Q22	2023	2022		2022
INCOME STATEMENT
REVENUE
Investment banking fees (a)	$1,557	$1,654	$1,467		$1,762		$1,650		(6)%	(6)%	$3,211	$3,700		(13)%
Principal transactions	6,697	7,408	4,397		5,258		5,048		(10)	33	14,105	10,271		37
Lending- and deposit-related fees	533	539	548		589		641		(1)	(17)	1,072	1,282		(16)
Commissions and other fees	1,219	1,234	1,200		1,198		1,328		(1)	(8)	2,453	2,660		(8)
Card income	400	315	353	(d)	293	(d)	337	(d)	27	19	715	603	(d)	19
All other income	396	373	147	(d)	181	(d)	(199)	(d)	6	NM	769	293	(d)	162
Noninterest revenue	10,802	11,523	8,112		9,281		8,805		(6)	23	22,325	18,809		19
Net interest income	1,717	2,077	2,486		2,644		3,198		(17)	(46)	3,794	6,770		(44)
TOTAL NET REVENUE (b)	12,519	13,600	10,598		11,925		12,003		(8)	4	26,119	25,579		2

Provision for credit losses	38	58	141		513		59		(34)	(36)	96	504		(81)

NONINTEREST EXPENSE
Compensation expense	3,461	4,085	3,091		3,311		3,510		(15)	(1)	7,546	7,516		—
Noncompensation expense	3,433	3,398	3,404	(d)	3,371	(d)	3,300	(d)	1	4	6,831	6,657	(d)	3
TOTAL NONINTEREST EXPENSE	6,894	7,483	6,495		6,682		6,810		(8)	1	14,377	14,173		1

Income before income tax expense	5,587	6,059	3,962		4,730		5,134		(8)	9	11,646	10,902		7
Income tax expense	1,495	1,638	648	(d)	1,208	(d)	1,417	(d)	(9)	6	3,133	2,813	(d)	11
NET INCOME	$4,092	$4,421	$3,314		$3,522		$3,717		(7)	10	$8,513	$8,089		5

FINANCIAL RATIOS
ROE	15%	16%	12%		13%		14%				15%	15%
Overhead ratio	55	55	61		56		57	(d)			55	55
Compensation expense as percentage of total net revenue	28	30	29		28		29				29	29	(d)

REVENUE BY BUSINESS
Investment Banking	$1,494	$1,560	$1,389		$1,713		$1,351		(4)	11	$3,054	$3,408		(10)
Payments	2,451	2,396	2,120	(d)	2,039	(d)	1,519	(d)	2	61	4,847	3,420	(d)	42
Lending	299	267	323		323		410		12	(27)	566	731		(23)
Total Banking	4,244	4,223	3,832		4,075		3,280		—	29	8,467	7,559		12
Fixed Income Markets	4,567	5,699	3,739		4,469		4,711		(20)	(3)	10,266	10,409		(1)
Equity Markets	2,451	2,683	1,931		2,302		3,079		(9)	(20)	5,134	6,134		(16)
Securities Services	1,221	1,148	1,159		1,110		1,151		6	6	2,369	2,219		7
Credit Adjustments & Other (c)	36	(153)	(63)		(31)		(218)		NM	NM	(117)	(742)		84
Total Markets & Securities Services	8,275	9,377	6,766		7,850		8,723		(12)	(5)	17,652	18,020		(2)
TOTAL NET REVENUE	$12,519	$13,600	$10,598		$11,925		$12,003		(8)	4	$26,119	$25,579		2

(a)Includes CB's share of revenue from investment banking products sold to CB clients through the CIB that is subject to a revenue sharing arrangement which is reported as a reduction in All other income.
(b)Includes tax-equivalent adjustments, predominantly due to income tax credits and other tax benefits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; and tax-exempt income from municipal bonds of $953 million, $839 million, $854 million, $626 million and $772 million for the three months ended June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, respectively, and $1.8 billion and $1.5 billion for the six months ended June 30, 2023 and 2022, respectively.
(c)Consists primarily of centrally managed credit valuation adjustments (“CVA”), funding valuation adjustments (“FVA”) on derivatives, other valuation adjustments, and certain components of fair value option elected liabilities, which are primarily reported in principal transactions revenue. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.
(d)In the first quarter of 2023, the allocations of revenue and expense to CCB associated with a Merchant Services revenue sharing agreement were discontinued and are now retained in Payments in CIB. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q23 Change				2023 Change
	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23	2Q22	2023	2022	2022
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,432,054	$1,436,237	$1,334,296	$1,384,618	$1,403,558	—%	2%	$1,432,054	$1,403,558	2%
Loans:
Loans retained (a)	194,450	187,133	187,642	180,604	171,219	4	14	194,450	171,219	14
Loans held-for-sale and loans at fair value (b)	38,959	38,335	42,304	40,357	46,032	2	(15)	38,959	46,032	(15)
Total loans	233,409	225,468	229,946	220,961	217,251	4	7	233,409	217,251	7

Equity	108,000	108,000	103,000	103,000	103,000	—	5	108,000	103,000	5

SELECTED BALANCE SHEET DATA (average)
Total assets	$1,461,857	$1,429,662	$1,384,255	$1,403,247	$1,429,953	2	2	$1,445,848	$1,418,955	2
Trading assets - debt and equity instruments	533,082	488,767	406,692	386,895	411,079	9	30	511,047	415,190	23
Trading assets - derivative receivables	63,094	64,016	77,669	83,084	83,582	(1)	(25)	63,553	75,184	(15)
Loans:
Loans retained (a)	189,153	185,572	182,873	176,469	169,909	2	11	187,372	165,467	13
Loans held-for-sale and loans at fair value (b)	38,132	42,569	42,895	45,150	48,048	(10)	(21)	40,339	49,714	(19)
Total loans	227,285	228,141	225,768	221,619	217,957	—	4	227,711	215,181	6

Equity	108,000	108,000	103,000	103,000	103,000	—	5	108,000	103,000	5

Headcount	74,822	74,352	73,452	71,797	69,447	1	8	74,822	69,447	8

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$56	$50	$7	$17	$38	12	47	$106	$58	83
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (c)	924	832	718	583	697	11	33	924	697	33
Nonaccrual loans held-for-sale and loans at fair value (d)	818	808	848	824	840	1	(3)	818	840	(3)
Total nonaccrual loans	1,742	1,640	1,566	1,407	1,537	6	13	1,742	1,537	13

Derivative receivables	286	291	296	339	447	(2)	(36)	286	447	(36)
Assets acquired in loan satisfactions	133	86	87	85	84	55	58	133	84	58
Total nonperforming assets	2,161	2,017	1,949	1,831	2,068	7	4	2,161	2,068	4
Allowance for credit losses:
Allowance for loan losses	2,531	2,454	2,292	2,032	1,809	3	40	2,531	1,809	40
Allowance for lending-related commitments	1,207	1,301	1,448	1,582	1,358	(7)	(11)	1,207	1,358	(11)
Total allowance for credit losses	3,738	3,755	3,740	3,614	3,167	—	18	3,738	3,167	18

Net charge-off/(recovery) rate (a)(e)	0.12%	0.11%	0.02%	0.04%	0.09%			0.11%	0.07%
Allowance for loan losses to period-end loans retained (a)	1.30	1.31	1.22	1.13	1.06			1.30	1.06
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (f)	1.86	1.81	1.67	1.49	1.38			1.86	1.38
Allowance for loan losses to nonaccrual loans retained (a)(c)	274	295	319	349	260			274	260
Nonaccrual loans to total period-end loans	0.75	0.73	0.68	0.64	0.71			0.75	0.71

(a)Loans retained includes credit portfolio loans, loans held by consolidated Firm-administered multi-seller conduits, trade finance loans, other held-for-investment loans and overdrafts.
(b)Loans held-for-sale and loans at fair value primarily reflect lending related positions originated and purchased in CIB Markets, including loans held for securitization.
(c)Allowance for loan losses of $145 million, $153 million, $104 million, $111 million and $130 million were held against these nonaccrual loans at June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, respectively.
(d)At June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $76 million, $99 million, $115 million, $143 million and $196 million, respectively. These amounts have been excluded based upon the government guarantee.
(e)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.
(f)Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q23 Change				2023 Change
	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23	2Q22	2023	2022	2022
BUSINESS METRICS
Advisory	$540	$756	$738	$848	$664	(29)%	(19)%	$1,296	$1,465	(12)%
Equity underwriting	318	235	250	290	245	35	30	553	494	12
Debt underwriting	699	663	479	624	741	5	(6)	1,362	1,741	(22)
Total investment banking fees	$1,557	$1,654	$1,467	$1,762	$1,650	(6)	(6)	$3,211	$3,700	(13)

Client deposits and other third-party liabilities (average) (a)	647,479	633,729	649,694	669,215	722,388	2	(10)	640,642	715,791	(10)

Merchant processing volume (in billions) (b)	600.1	558.8	583.2	545.4	539.6	7	11	1,158.9	1,029.8	13

Assets under custody (“AUC”) (period-end) (in billions)	$30,424	$29,725	$28,635	$27,157	$28,579	2	6	$30,424	$28,579	6

95% Confidence Level - Total CIB VaR (average)
CIB trading VaR by risk type: (c)
Fixed income	$57	$56	$66	$64	$60	2	(5)
Foreign exchange	12	10	11	9	8	20	50
Equities	8	7	13	11	11	14	(27)
Commodities and other	12	15	18	14	14	(20)	(14)
Diversification benefit to CIB trading VaR (d)	(48)	(44)	(50)	(47)	(43)	(9)	(12)
CIB trading VaR (c)	41	44	58	51	50	(7)	(18)
Credit Portfolio VaR (e)	14	11	10	10	17	27	(18)
Diversification benefit to CIB VaR (d)	(11)	(10)	(8)	(8)	(15)	(10)	27
CIB VaR	$44	$45	$60	$53	$52	(2)	(15)

(a)Client deposits and other third-party liabilities pertain to the Payments and Securities Services businesses.
(b)Represents Firmwide merchant processing volume.
(c)CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. Refer to VaR measurement on pages 133–135 of the Firm’s 2022 Form 10-K for further information, and pages 67–69 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023 for further information.
(d)Diversification benefit represents the difference between the portfolio VaR and the sum of its individual components. This reflects the non-additive nature of VaR due to imperfect correlation across CIB risks.
(e)Credit Portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value. In the first quarter of 2022, in line with the Firm's internal model governance, the credit risk component of CVA related to certain counterparties was removed from Credit Portfolio VaR due to the widening of the credit spreads for those counterparties to elevated levels. The related hedges were also removed to maintain consistency. This exposure is now reflected in other sensitivity-based measures.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q23 Change					2023 Change
	2Q23		1Q23	4Q22	3Q22	2Q22	1Q23	2Q22	2023		2022	2022
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$249		$227	$243	$288	$348	10%	(28)%	$476		$712	(33)%
Card income	201		173	171	177	170	16	18	374		337
All other income	385		381	315	371	386	1	—	766		722	6
Noninterest revenue	835		781	729	836	904	7	(8)	1,616		1,771	(9)
Net interest income	3,153	(e)	2,730	2,675	2,212	1,779	15	77	5,883	(e)	3,310	78
TOTAL NET REVENUE (a)	3,988		3,511	3,404	3,048	2,683	14	49	7,499		5,081	48

Provision for credit losses	1,097	(e)	417	284	618	209	163	425	1,514	(e)	366	314

NONINTEREST EXPENSE
Compensation expense	656		641	607	577	559	2	17	1,297		1,112	17
Noncompensation expense	644		667	647	603	597	(3)	8	1,311		1,173	12
TOTAL NONINTEREST EXPENSE	1,300		1,308	1,254	1,180	1,156	(1)	12	2,608		2,285	14

Income before income tax expense	1,591		1,786	1,866	1,250	1,318	(11)	21	3,377		2,430	39
Income tax expense	383		439	443	304	324	(13)	18	822		586	40
NET INCOME	$1,208		$1,347	$1,423	$946	$994	(10)	22	$2,555		$1,844	39

REVENUE BY PRODUCT
Lending	$1,480	(e)	$1,222	$1,185	$1,176	$1,058	21	40	$2,702	(e)	$2,163	25
Payments (b)	2,248		2,028	1,989	1,618	1,253	11	79	4,276		2,275	88
Investment banking (b)(c)	213		250	196	224	234	(15)	(9)	463		453	2
Other	47		11	34	30	138	327	(66)	58		190	(69)
TOTAL NET REVENUE (a)	$3,988		$3,511	$3,404	$3,048	$2,683	14	49	$7,499		$5,081	48

Investment Banking and Markets revenue, gross (d)	$767		$881	$700	$761	$788	(13)	(3)	$1,648		$1,517	9

REVENUE BY CLIENT SEGMENT
Middle Market Banking	$1,916	(f)	$1,681	$1,619	$1,366	$1,169	14	64	$3,597	(f)	$2,149	67
Corporate Client Banking	1,229		1,176	1,109	1,052	927	5	33	2,405		1,757	37
Commercial Real Estate Banking	806	(f)	642	666	624	590	26	37	1,448	(f)	1,171	24
Other	37		12	10	6	(3)	208	NM	49		4	NM
TOTAL NET REVENUE (a)	$3,988		$3,511	$3,404	$3,048	$2,683	14	49	$7,499		$5,081	48

FINANCIAL RATIOS
ROE	16%		18%	22%	14%	15%			17%		14%
Overhead ratio	33		37	37	39	43			35		45

(a)Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities and in entities established for rehabilitation of historic properties, as well as tax-exempt income related to municipal financing activities of $89 million, $82 million, $100 million, $80 million and $73 million for the three months ended June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, respectively, and $171 million and $142 million for the six months ended June 30, 2023 and 2022, respectively.
(b)In the fourth quarter of 2022, certain revenue from CIB Markets products was reclassified from investment banking to payments. Prior-period amounts have been revised to conform with the current presentation.
(c)Includes CB’s share of revenue from investment banking products sold to CB clients through the CIB which is reported in All other income.
(d)Includes gross revenues earned by the Firm, that are subject to a revenue sharing arrangement with the CIB, for Investment Banking and Markets’ products sold to CB clients. This includes revenues related to fixed income and equity markets products. Refer to page 61 of the Firm’s 2022 Form 10-K for discussion of revenue sharing.
(e)Includes the impacts of the First Republic acquisition. Refer to page 30 for additional information.
(f)For the three and six months ended June 30, 2023, includes $48 million and $130 million for Middle Market Banking and Commercial Real Estate Banking, respectively, associated with the First Republic acquisition.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q23 Change					2023 Change
	2Q23		1Q23	4Q22	3Q22	2Q22	1Q23	2Q22	2023		2022	2022
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$305,280		$261,181	$257,106	$247,485	$242,456	17%	26%	$305,280		$242,456	26%
Loans:
Loans retained	282,124	(d)	238,752	233,879	231,829	223,541	18	26	282,124	(d)	223,541	26
Loans held-for-sale and loans at fair value	1,540		1,538	707	137	566	—	172	1,540		566	172
Total loans	$283,664		$240,290	$234,586	$231,966	$224,107	18	27	$283,664		$224,107	27
Equity	30,000		28,500	25,000	25,000	25,000	5	20	30,000		25,000	20

Period-end loans by client segment
Middle Market Banking (a)	$79,885	(e)	$73,329	$72,625	$71,707	$68,535	9	17	$79,885	(e)	$68,535	17
Corporate Client Banking	60,511		58,256	53,840	52,940	49,503	4	22	60,511		49,503	22
Commercial Real Estate Banking	142,897	(e)	108,582	107,999	107,241	105,982	32	35	142,897	(e)	105,982	35
Other	371		123	122	78	87	202	326	371		87	326
Total loans (a)	$283,664		$240,290	$234,586	$231,966	$224,107	18	27	$283,664		$224,107	27

SELECTED BALANCE SHEET DATA (average)
Total assets	$290,875		$255,468	$253,007	$246,318	$239,381	14	22	$273,269		$236,444	16
Loans:
Loans retained	270,091	(d)	236,808	234,654	227,539	218,478	14	24	253,542	(d)	213,536	19
Loans held-for-sale and loans at fair value	726		1,155	673	1,589	1,004	(37)	(28)	939		1,572	(40)
Total loans	$270,817		$237,963	$235,327	$229,128	$219,482	14	23	$254,481		$215,108	18
Client deposits and other third-party liabilities	275,223		265,971	278,924	281,336	300,425	3	(8)	270,622		308,627	(12)
Equity	29,505		28,500	25,000	25,000	25,000	4	18	29,005		25,000	16

Average loans by client segment
Middle Market Banking	$78,037	(f)	$73,030	$72,109	$70,002	$66,640	7	17	$75,547	(f)	$64,550	17
Corporate Client Banking	59,159		56,581	55,137	52,432	47,832	5	24	57,877		46,720	24
Commercial Real Estate Banking	133,394	(f)	108,143	107,831	106,546	104,890	23	27	120,838	(f)	103,701	17
Other	227		209	250	148	120	9	89	219		137	60
Total loans	$270,817		$237,963	$235,327	$229,128	$219,482	14	23	$254,481		$215,108	18

Headcount	15,991		15,026	14,687	14,299	13,811	6	16	15,991		13,811	16

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$100		$37	$35	$42	$1	170	NM	$137		$7	NM
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (b)	1,068		918	766	836	761	16	40	1,068		761	40
Nonaccrual loans held-for-sale and loans
at fair value	—		—	—	—	—	—	—	—		—	—
Total nonaccrual loans	1,068		918	766	836	761	16	40	1,068		761	40

Assets acquired in loan satisfactions	—		—	—	7	8	—	NM	—		8	NM
Total nonperforming assets	1,068		918	766	843	769	16	39	1,068		769	39
Allowance for credit losses:
Allowance for loan losses	4,729		3,566	3,324	3,050	2,602	33	82	4,729		2,602	82
Allowance for lending-related commitments	801		966	830	864	725	(17)	10	801		725	10
Total allowance for credit losses	5,530	(d)	4,532	4,154	3,914	3,327	22	66	5,530	(d)	3,327	66

Net charge-off/(recovery) rate (c)	0.15%		0.06%	0.06%	0.07%	—%			0.11%		0.01%
Allowance for loan losses to period-end loans retained	1.68		1.49	1.42	1.32	1.16			1.68		1.16
Allowance for loan losses to nonaccrual loans retained (b)	443		388	434	365	342			443		342
Nonaccrual loans to period-end total loans	0.38		0.38	0.33	0.36	0.34			0.38		0.34

(a)At June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, total loans included $65 million, $88 million, $132 million, $205 million, and $335 million of loans, respectively, under the PPP, of which $60 million, $80 million, $123 million, $187 million and $306 million, were in Middle Market Banking. Refer to pages 108-109 of the Firm’s 2022 Form 10-K for further information on the PPP.
(b)Allowance for loan losses of $205 million, $170 million, $153 million, $150 million and $74 million was held against nonaccrual loans retained at June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, respectively.
(c)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.
(d)Includes the impacts of the First Republic acquisition. Refer to page 30 for additional information.
(e)At June 30, 2023, includes $6.2 billion and $33.3 billion for Middle Market Banking and Commercial Real Estate Banking, respectively, associated with the First Republic acquisition.
(f)For the three months ended June 30, 2023, includes $4.4 billion and $24.2 billion for Middle Market Banking and Commercial Real Estate Banking, respectively, and for the six months ended June 30, 2023, includes $2.2 billion and $12.2 billion for Middle Market Banking and Commercial Real Estate Banking, respectively, associated with the First Republic acquisition.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q23 Change					2023 Change
	2Q23		1Q23	4Q22	3Q22	2Q22	1Q23	2Q22	2023		2022	2022
INCOME STATEMENT
REVENUE
Asset management fees	$2,930		$2,761	$2,742	$2,803	$2,797	6%	5%	$5,691		$5,696	—%
Commissions and other fees	196		181	234	241	240	8	(18)	377		456	(17)
All other income	232	(a)	391	82	82	47	(41)	394	623	(a)	171	264
Noninterest revenue	3,358		3,333	3,058	3,126	3,084	1	9	6,691		6,323	6
Net interest income	1,585	(a)	1,451	1,530	1,413	1,222	9	30	3,036	(a)	2,298	32
TOTAL NET REVENUE	4,943		4,784	4,588	4,539	4,306	3	15	9,727		8,621	13

Provision for credit losses	145	(a)	28	32	(102)	44	418	230	173	(a)	198	(13)

NONINTEREST EXPENSE
Compensation expense	1,746		1,735	1,649	1,649	1,508	1	16	3,481		3,038	15
Noncompensation expense	1,417		1,356	1,373	1,379	1,411	4	—	2,773		2,741	1
TOTAL NONINTEREST EXPENSE	3,163		3,091	3,022	3,028	2,919	2	8	6,254		5,779	8

Income before income tax expense	1,635		1,665	1,534	1,613	1,343	(2)	22	3,300		2,644	25
Income tax expense	409		298	400	394	339	37	21	707		632	12
NET INCOME	$1,226		$1,367	$1,134	$1,219	$1,004	(10)	22	$2,593		$2,012	29

REVENUE BY LINE OF BUSINESS
Asset Management	$2,128		$2,434	$2,158	$2,209	$2,137	(13)	—	$4,562		$4,451	2
Global Private Bank	2,815	(a)	2,350	2,430	2,330	2,169	20	30	5,165	(a)	4,170	24
TOTAL NET REVENUE	$4,943		$4,784	$4,588	$4,539	$4,306	3	15	$9,727		$8,621	13

FINANCIAL RATIOS
ROE	29%		34%	26%	28%	23%			31%		23%
Overhead ratio	64		65	66	67	68			64		67
Pretax margin ratio:
Asset Management	27		37	27	31	29			32		31
Global Private Bank	37		33	39	40	33			35		30
Asset & Wealth Management	33		35	33	36	31			34		31

Headcount	26,931		26,773	26,041	25,769	23,981	1	12	26,931		23,981	12

Number of Global Private Bank client advisors	3,214		3,189	3,137	3,110	2,866	1	12	3,214		2,866	12

(a) Includes the impacts of the First Republic acquisition. Refer to page 30 for additional information.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q23 Change					2023 Change
	2Q23		1Q23	4Q22	3Q22	2Q22	1Q23	2Q22	2023		2022	2022
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$247,118		$232,516	$232,037	$232,303	$235,553	6%	5%	$247,118		$235,553	5%
Loans	222,493	(a)	211,140	214,006	214,989	218,841	5	2	222,493	(a)	218,841	2
Deposits	199,763		225,831	233,130	242,315	257,437	(12)	(22)	199,763		257,437	(22)
Equity	17,000		16,000	17,000	17,000	17,000	6	—	17,000		17,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$238,987		$228,823	$230,149	$232,748	$234,565	4	2	$233,933		$233,444	—
Loans	219,469	(b)	211,469	214,150	216,714	216,846	4	1	215,491	(b)	215,735	—
Deposits	211,872		224,354	236,965	253,026	268,861	(6)	(21)	218,078		278,256	(22)
Equity	16,670		16,000	17,000	17,000	17,000	4	(2)	16,337		17,000	(4)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$2		$(2)	$(2)	$(13)	$9	NM	(78)	$—		$8	NM
Nonaccrual loans	615		477	459	467	620	29	(1)	615		620	(1)
Allowance for credit losses:
Allowance for loan losses	649		526	494	461	547	23	19	649		547	19
Allowance for lending-related commitments	39		19	20	21	22	105	77	39		22	77
Total allowance for credit losses	688		545	514	482	569	26	21	688		569	21
Net charge-off/(recovery) rate	—%		—%	—%	(0.02)%	0.02%			—%		0.01%
Allowance for loan losses to period-end loans	0.29		0.25	0.23	0.21	0.25			0.29		0.25
Allowance for loan losses to nonaccrual loans	106		110	108	99	88			106		88
Nonaccrual loans to period-end loans	0.28		0.23	0.21	0.22	0.28			0.28		0.28

(a)Includes the impacts of the First Republic acquisition. Refer to page 30 for additional information.
(b)For the three and six months ended June 30, 2023, includes $9.7 billion and $4.9 billion, respectively, associated with the First Republic acquisition.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Jun 30, 2023
						Change		SIX MONTHS ENDED JUNE 30,
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,			2023 Change
CLIENT ASSETS	2023	2023	2022	2022	2022	2023	2022	2023	2022	2022
Assets by asset class
Liquidity	$826	$761	$654	$615	$654	9%	26%	$826	$654	26%
Fixed income	718	682	638	612	624	5	15	718	624	15
Equity	792	733	670	609	641	8	24	792	641	24
Multi-asset	647	627	603	577	615	3	5	647	615	5
Alternatives	205	203	201	203	209	1	(2)	205	209	(2)
TOTAL ASSETS UNDER MANAGEMENT	3,188	3,006	2,766	2,616	2,743	6	16	3,188	2,743	16
Custody/brokerage/administration/deposits	1,370	1,341	1,282	1,207	1,055	2	30	1,370	1,055	30
TOTAL CLIENT ASSETS (a)	$4,558	$4,347	$4,048	$3,823	$3,798	5	20	$4,558	$3,798	20

Assets by client segment
Private Banking	$881	$826	$751	$698	$712	7	24	$881	$712	24
Global Institutional	1,423	1,347	1,252	1,209	1,294	6	10	1,423	1,294	10
Global Funds	884	833	763	709	737	6	20	884	737	20
TOTAL ASSETS UNDER MANAGEMENT	$3,188	$3,006	$2,766	$2,616	$2,743	6	16	$3,188	$2,743	16

Private Banking	$2,170	$2,090	$1,964	$1,848	$1,715	4	27	$2,170	$1,715	27
Global Institutional	1,497	1,417	1,314	1,261	1,339	6	12	1,497	1,339	12
Global Funds	891	840	770	714	744	6	20	891	744	20
TOTAL CLIENT ASSETS (a)	$4,558	$4,347	$4,048	$3,823	$3,798	5	20	$4,558	$3,798	20

Assets under management rollforward
Beginning balance	$3,006	$2,766	$2,616	$2,743	$2,960			$2,766	$3,113
Net asset flows:
Liquidity	60	93	33	(36)	—			153	(52)
Fixed income	37	26	8	9	(1)			63	(4)
Equity	20	22	9	6	9			42	20
Multi-asset	3	(2)	(7)	(5)	(3)			1	3
Alternatives	1	1	—	2	1			2	6
Market/performance/other impacts	61	100	107	(103)	(223)			161	(343)
Ending balance	$3,188	$3,006	$2,766	$2,616	$2,743			$3,188	$2,743

Client assets rollforward
Beginning balance	$4,347	$4,048	$3,823	$3,798	$4,116			$4,048	$4,295
Net asset flows	112	152	70	(15)	(1)			264	(6)
Market/performance/other impacts	99	147	155	40	(317)			246	(491)
Ending balance	$4,558	$4,347	$4,048	$3,823	$3,798			$4,558	$3,798

(a)Includes CCB client investment assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS									SIX MONTHS ENDED JUNE 30,
								2Q23 Change					2023 Change
	2Q23		1Q23	4Q22		3Q22	2Q22	1Q23	2Q22	2023		2022	2022
INCOME STATEMENT
REVENUE
Principal transactions	$113		$82	$(7)		$(76)	$17	38%	NM	$195		$(144)	NM
Investment securities losses	(900)		(868)	(874)		(959)	(153)	(4)	(488)%	(1,768)		(547)	(223)%
All other income	2,767	(e)	31	766	(h)	(59)	(108)	NM	NM	2,798	(e)	102	NM
Noninterest revenue	1,980		(755)	(115)		(1,094)	(244)	NM	NM	1,225		(589)	NM
Net interest income	1,738	(e)	1,740	1,298		792	324	—	436	3,478	(e)	(212)	NM
TOTAL NET REVENUE (a)	3,718		985	1,183		(302)	80	277	NM	4,703		(801)	NM

Provision for credit losses	(243)		370	(14)		(21)	28	NM	NM	127		57	123

NONINTEREST EXPENSE	1,152	(e)	160	339		305	206	NM	459	1,312	(e)	390	236
Income/(loss) before income tax expense/(benefit)	2,809		455	858		(586)	(154)	NM	NM	3,264		(1,248)	NM
Income tax expense/(benefit)	169	(f)	211	277		(292)	20	(20)	NM	380	(f)	(218)	NM
NET INCOME/(LOSS)	$2,640		$244	$581		$(294)	$(174)	NM	NM	$2,884		$(1,030)	NM

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	1,261		1,106	603		(180)	82	14	NM	2,367		(862)	NM
Other Corporate	2,457	(e)	(121)	580		(122)	(2)	NM	NM	2,336	(e)	61	NM
TOTAL NET REVENUE	$3,718		$985	$1,183		$(302)	$80	277	NM	$4,703		$(801)	NM

NET INCOME/(LOSS)
Treasury and CIO	1,057		624	531		(68)	88	69	NM	1,681		(660)	NM
Other Corporate	1,583	(e)	(380)	50		(226)	(262)	NM	NM	1,203	(e)	(370)	NM
TOTAL NET INCOME/(LOSS)	$2,640		$244	$581		$(294)	$(174)	NM	NM	$2,884		$(1,030)	NM

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,263,595		$1,307,989	$1,328,219		$1,408,726	$1,459,528	(3)	(13)	$1,263,595		$1,459,528	(13)
Loans	2,172		2,267	2,181		2,206	2,187	(4)	(1)	2,172		2,187	(1)
Deposits (b)	21,083		19,458	14,203		14,449	13,191	8	60	21,083		13,191	60

Headcount	45,235		44,743	44,196		42,806	40,348	1	12	45,235		40,348	12

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Investment securities losses	$(900)		$(868)	$(874)		$(959)	$(153)	(4)	(488)	$(1,768)		$(547)	(223)
Available-for-sale securities (average)	198,620		202,776	195,788		209,008	252,121	(2)	(21)	200,687		278,073	(28)
Held-to-maturity securities (average) (c)	410,594		417,350	427,802		436,302	418,843	(2)	(2)	413,953		391,978	6
Investment securities portfolio (average)	$609,214		$620,126	$623,590		$645,310	$670,964	(2)	(9)	$614,640		$670,051	(8)
Available-for-sale securities (period-end)	201,211	(g)	195,228	203,981		186,441	220,213	3	(9)	201,211	(g)	220,213	(9)
Held-to-maturity securities (period-end) (c)	408,941		412,827	425,305		430,106	441,649	(1)	(7)	408,941		441,649	(7)
Investment securities portfolio, net of allowance for credit losses (period-end) (d)	$610,152		$608,055	$629,286		$616,547	$661,862	—	(8)	$610,152		$661,862	(8)

(a)Included tax-equivalent adjustments, predominantly driven by tax-exempt income from municipal bonds, of $45 million, $56 million, $58 million, $59 million and $60 million for the three months ended June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, respectively, and $101 million and $118 million for the six months ended June 30, 2023 and 2022 respectively.
(b)Predominantly relates to the Firm's international consumer initiatives.
(c)In January 2023, upon adoption of the Derivatives and Hedging: Fair Value Hedging - Portfolio Layer Method accounting guidance, the Firm elected to transfer $7.1 billion of HTM securities to AFS. The transferred securities were placed in a closed AFS securities portfolio as part of a portfolio layer method hedge. During 2022, the Firm transferred $78.3 billion of investment securities from AFS to HTM for capital management purposes. At June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, the estimated fair value of the HTM securities portfolio was $375.3 billion, $382.0 billion, $388.6 billion, $389.8 billion and $415.6 billion, respectively. Refer to Note 1 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023 for additional information on the portfolio layer method.
(d)At June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, the allowance for credit losses on investment securities was $74 million, $61 million, $67 million, $52 million and $47 million, respectively.
(e)Includes the impacts of the First Republic acquisition. Refer to page 30 for additional information.
(f)Income taxes associated with the First Republic acquisition are reflected in the bargain purchase gain.
(g)At June 30, 2023, includes AFS securities of $25.8 billion associated with the First Republic acquisition.
(h)Included a $914 million gain on sale of Visa B shares.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
								Jun 30, 2023
								Change
	Jun 30,		Mar 31,	Dec 31,		Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2023		2023	2022		2022	2022	2023	2022
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained	$396,195		$300,447	$300,753		$301,403	$302,631	32%	31%
Loans held-for-sale and loans at fair value	12,009		10,986	10,622		12,393	14,581	9	(18)
Total consumer, excluding credit card loans	408,204		311,433	311,375		313,796	317,212	31	29

Credit card loans
Loans retained	191,348		180,079	185,175		170,462	165,494	6	16
Total credit card loans	191,348		180,079	185,175		170,462	165,494	6	16
Total consumer loans	599,552		491,512	496,550		484,258	482,706	22	24

Wholesale loans (b)
Loans retained	668,145		604,324	603,670		596,208	584,265	11	14
Loans held-for-sale and loans at fair value	32,372		33,060	35,427		32,167	37,184	(2)	(13)
Total wholesale loans	700,517		637,384	639,097		628,375	621,449	10	13

Total loans	1,300,069		1,128,896	1,135,647		1,112,633	1,104,155	15	18
Derivative receivables	64,217		59,274	70,880		92,534	81,317	8	(21)
Receivables from customers (c)	42,741		43,943	49,257		54,921	58,349	(3)	(27)
Total credit-related assets	1,407,027		1,232,113	1,255,784		1,260,088	1,243,821	14	13

Lending-related commitments
Consumer, excluding credit card	50,846		37,568	33,518		34,868	40,484	35	26
Credit card (d)	881,485		861,218	821,284		798,855	774,021	2	14
Wholesale	541,089		484,539	471,980	(h)	472,950	487,500	12	11
Total lending-related commitments	1,473,420		1,383,325	1,326,782		1,306,673	1,302,005	7	13

Total credit exposure	$2,880,447	(g)	$2,615,438	$2,582,566		$2,566,761	$2,545,826	10	13

Memo: Total by category
Consumer exposure (e)	$1,531,883		$1,390,298	$1,351,352		$1,317,981	$1,297,211	10	18
Wholesale exposure (f)	1,348,564		1,225,140	1,231,214		1,248,780	1,248,615	10	8
Total credit exposure	$2,880,447		$2,615,438	$2,582,566		$2,566,761	$2,545,826	10	13

(a)Includes scored loans held in CCB, scored mortgage and home equity loans held in AWM, and scored mortgage loans held in CIB and Corporate.
(b)Includes loans held in CIB, CB, AWM, Corporate as well as risk-rated loans held in CCB, including business banking and J.P. Morgan Wealth Management loans held in Banking & Wealth Management, and auto dealer loans for which the wholesale methodology is applied when determining the allowance for loan losses.
(c)Receivables from customers reflect held-for-investment margin loans to brokerage clients in CIB, CCB and AWM; these are reported within accrued interest and accounts receivable on the Consolidated balance sheets.
(d)Also includes commercial card lending-related commitments primarily in CB and CIB.
(e)Represents total consumer loans and lending-related commitments.
(f)Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers.
(g)Includes credit exposure associated with the First Republic acquisition consisting of $104.6 billion in the Consumer credit portfolio and $98.2 billion in the Wholesale credit portfolio.
(h)Prior-period amount has been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Jun 30, 2023
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2023	2023	2022	2022	2022	2023	2022
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans
Loans retained	$3,784	$3,843	$3,874	$3,917	$4,186	(2)%	(10)%
Loans held-for-sale and loans at fair value	481	452	451	461	486	6	(1)
Total consumer nonaccrual loans	4,265	4,295	4,325	4,378	4,672	(1)	(9)

Wholesale nonaccrual loans
Loans retained	2,593	2,211	1,963	1,882	2,083	17	24
Loans held-for-sale and loans at fair value	415	389	432	414	407	7	2
Total wholesale nonaccrual loans	3,008	2,600	2,395	2,296	2,490	16	21

Total nonaccrual loans (b)	7,273	6,895	6,720	6,674	7,162	5	2

Derivative receivables	286	291	296	339	447	(2)	(36)
Assets acquired in loan satisfactions	279	232	231	230	236	20	18
Total nonperforming assets	7,838	7,418	7,247	7,243	7,845	6	—
Wholesale lending-related commitments (c)	332	401	455	470	397	(17)	(16)
Total nonperforming exposure	$8,170	$7,819	$7,702	$7,713	$8,242	4	(1)

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.56%	0.61%	0.59%	0.60%	0.65%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	1.04	1.38	1.39	1.40	1.47
Total wholesale nonaccrual loans to total
wholesale loans	0.43	0.41	0.37	0.37	0.40

(a)At June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, nonperforming assets excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $215 million, $263 million, $302 million, $362 million and $453 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Refer to Note 12 of the Firm’s 2022 Form 10-K for additional information on the Firm’s credit card nonaccrual and charge-off policies.
(b)Generally excludes loans that were under payment deferral or other assistance, including amendments or waivers of financial covenants, in response to the COVID-19 pandemic.
(c)Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS									SIX MONTHS ENDED JUNE 30,
								2Q23 Change					2023 Change
	2Q23		1Q23		4Q22	3Q22	2Q22	1Q23	2Q22	2023		2022	2022
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$20,053		$19,139	(c)	$18,185	$17,750	$17,192	5%	17%	$19,139		$16,386	17%
Net charge-offs:
Gross charge-offs	1,776		1,451		1,210	1,104	1,036	22	71	3,227		2,012	60
Gross recoveries collected	(365)		(314)		(323)	(377)	(379)	(16)	4	(679)		(773)	12
Net charge-offs	1,411		1,137		887	727	657	24	115	2,548		1,239	106
Provision for loan losses	3,317	(b)	2,047		2,426	1,165	1,230	62	170	5,364	(b)	2,598	106
Other	21		4		2	(3)	(15)	425	NM	25		5	400
Ending balance	$21,980		$20,053		$19,726	$18,185	$17,750	10	24	$21,980		$17,750	24

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$2,370		$2,382		$2,551	$2,222	$2,358	(1)	1	$2,382		$2,261	5
Provision for lending-related commitments	(188)	(b)	(13)		(169)	328	(135)	NM	(39)	(201)	(b)	(39)	(415)
Other	4		1		—	1	(1)	300	NM	5		—	NM
Ending balance	$2,186		$2,370		$2,382	$2,551	$2,222	(8)	(2)	$2,186		$2,222	(2)

ALLOWANCE FOR INVESTMENT SECURITIES	$104		$90		$96	$61	$47	16	121	$104		$47	121

Total allowance for credit losses (a)	$24,270		$22,513		$22,204	$20,797	$20,019	8	21	$24,270		$20,019	21

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans	0.14%		0.18%		0.16%	0.10%	0.04%			0.16%		0.05%
Credit card retained loans	2.41		2.07		1.62	1.40	1.47			2.25		1.42
Total consumer retained loans	0.91		0.89		0.70	0.56	0.53			0.90		0.52
Wholesale retained loans	0.10		0.06		0.03	0.04	0.03			0.08		0.03
Total retained loans	0.47		0.43		0.33	0.27	0.25			0.45		0.24

Memo: Average retained loans
Consumer retained, excluding credit card loans	$359,543		$300,585		$301,093	$301,347	$299,649	20	20	$330,227		$297,566	11
Credit card retained loans	187,027		180,451		177,026	168,125	158,434	4	18	183,757		153,941	19
Total average retained consumer loans	546,570		481,036		478,119	469,472	458,083	14	19	513,984		451,507	14
Wholesale retained loans	647,474		601,401		599,817	590,490	577,850	8	12	624,566		568,673	10
Total average retained loans	$1,194,044		$1,082,437		$1,077,936	$1,059,962	$1,035,933	10	15	$1,138,550		$1,020,180	12

(a)At June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022 excludes an allowance for credit losses associated with certain accounts receivable in CIB of $17 million, $20 million, $21 million, and $30 million, respectively, and at March 31, 2023, excludes an allowance for credit losses associated with certain other assets in Corporate of $241 million.
(b)Includes $1.2 billion of provision for credit losses associated with the First Republic acquisition.
(c)On January 1, 2023, the Firm adopted the Financial Instruments - Credit Losses: Troubled Debt Restructurings accounting guidance. The adoption of this guidance eliminated the existing accounting and disclosure requirements for trouble debt restructurings (“TDRs”), including the requirement to measure the allowance using a discounted cash flow (“DCF”) methodology. The Firm elected to apply its portfolio-based allowance approach to substantially all its non-collateral dependent modified loans to troubled borrowers, resulting in a net decrease in the beginning balance of the allowance for loan losses of $587 million, predominantly driven by residential real estate and credit card. Refer to Note 1 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023 for further information.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

								Jun 30, 2023
								Change
	Jun 30,		Mar 31,	Dec 31,		Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2023		2023	2022		2022	2022	2023	2022
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$(971)		$(1,030)	$(624)	(e)	$(702)	$(676)	6%	(44)%
Portfolio-based	3,019		2,696	2,664	(e)	2,521	2,605	12	16
Total consumer, excluding credit card	2,048	(d)	1,666	2,040		1,819	1,929	23	6
Credit card
Asset-specific (a)	—		—	223		218	227	—	NM
Portfolio-based	11,600		11,400	10,977		10,182	10,173	2	14
Total credit card	11,600		11,400	11,200		10,400	10,400	2	12
Total consumer	13,648		13,066	13,240		12,219	12,329	4	11
Wholesale
Asset-specific (a)	478		437	467		450	332	9	44
Portfolio-based	7,854		6,550	6,019		5,516	5,089	20	54
Total wholesale	8,332	(d)	6,987	6,486		5,966	5,421	19	54
Total allowance for loan losses	21,980		20,053	19,726		18,185	17,750	10	24
Allowance for lending-related commitments	2,186		2,370	2,382		2,551	2,222	(8)	(2)
Allowance for investment securities	104		90	96		61	47	16	121
Total allowance for credit losses	$24,270		$22,513	$22,204		$20,797	$20,019	8	21

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.52%		0.55%	0.68%		0.60%	0.64%
Credit card allowance to total credit card retained loans	6.06		6.33	6.05		6.10	6.28
Wholesale allowance to total wholesale retained loans	1.25		1.16	1.07		1.00	0.93
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (b)	1.36		1.26	1.17		1.08	0.99
Total allowance to total retained loans	1.75		1.85	1.81		1.70	1.69
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (c)	54		43	53		46	46
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (c)	163		143	146		134	117
Wholesale allowance to wholesale retained nonaccrual loans	321		316	330		317	260
Total allowance to total retained nonaccrual loans	345		331	338		314	283

(a)On January 1, 2023, the Firm adopted the Financial Instruments – Credit Losses: Troubled Debt Restructurings accounting guidance under which it elected to change from an asset-specific allowance approach to its non-DCF, portfolio-based allowance approach for modified loans to troubled borrowers for all portfolios except collateral-dependent loans and nonaccrual risk-rated loans, for which the asset-specific allowance approach will continue to apply.
(b)Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.
(c)Refer to footnote (a) on page 26 for information on the Firm’s nonaccrual policy for credit card loans.
(d)Includes $377 million and $695 million of Consumer and Wholesale portfolio-based allowance, respectively, associated with the First Republic acquisition.
(e)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures
(a)In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on an FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.
(b)Pre-provision profit is a non-GAAP financial measure which represents total net revenue less total noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(c)TCE, ROTCE, and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.
(d)The ratio of the wholesale and CIB’s allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the respective allowance coverage ratio.
(e)In addition to reviewing net interest income (“NII”), net yield, and noninterest revenue (“NIR”) on a managed basis, management also reviews these metrics excluding CIB Markets (“Markets”, which is composed of Fixed Income Markets and Equity Markets), as shown below. Markets revenue consists of principal transactions, fees, commissions and other income, as well as net interest income.These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For additional information on Markets revenue, refer to page 70 of the Firm’s 2022 Form 10-K.

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q23 Change				2023 Change
(in millions, except rates)	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23	2Q22	2023	2022	2022

Net interest income - reported	$21,779	$20,711	$20,192	$17,518	$15,128	5%	44%	$42,490	$29,000	47%
Fully taxable-equivalent adjustments	104	120	121	112	103	(13)	1	224	201	11
Net interest income - managed basis (a)	$21,883	$20,831	$20,313	$17,630	$15,231	5	44	$42,714	$29,201	46
Less: Markets net interest income	(487)	(105)	315	707	1,549	(364)	NM	(592)	3,767	NM
Net interest income excluding Markets (a)	$22,370	$20,936	$19,998	$16,923	$13,682	7	63	$43,306	$25,434	70

Average interest-earning assets	$3,343,780	$3,216,757	$3,265,071	$3,344,949	$3,385,894	4	(1)	$3,280,619	$3,393,879	(3)
Less: Average Markets interest-earning assets	1,003,877	982,572	939,420	952,488	957,304	2	5	993,283	960,556	3
Average interest-earning assets excluding Markets	$2,339,903	$2,234,185	$2,325,651	$2,392,461	$2,428,590	5	(4)	$2,287,336	$2,433,323	(6)

Net yield on average interest-earning assets - managed basis	2.62%	2.63%	2.47%	2.09%	1.80%			2.63%	1.74%
Net yield on average Markets interest-earning assets	(0.19)	(0.04)	0.13	0.29	0.65			(0.12)	0.79
Net yield on average interest-earning assets excluding Markets	3.83	3.80	3.41	2.81	2.26			3.82	2.11

Noninterest revenue - reported	$19,528	$17,638	$14,355	$15,198	$15,587	11	25	$37,166	$32,432	15
Fully taxable-equivalent adjustments	990	867	898	663	812	14	22	1,857	1,587	17
Noninterest revenue - managed basis	$20,518	$18,505	$15,253	$15,861	$16,399	11	25	$39,023	$34,019	15
Less: Markets noninterest revenue	7,505	8,487	5,355	6,064	6,241	(12)	20	15,992	12,776	25
Noninterest revenue excluding Markets	$13,013	$10,018	$9,898	$9,797	$10,158	30	28	$23,031	$21,243	8

Memo: Markets total net revenue	$7,018	$8,382	$5,670	$6,771	$7,790	(16)	(10)	$15,400	$16,543	(7)

(a) Interest includes the effect of related hedges. Taxable-equivalent amounts are used where applicable.

JPMORGAN CHASE & CO.
SUPPLEMENTAL INFORMATION RELATED TO THE FIRST REPUBLIC ACQUISITION
(in millions)

	THREE AND SIX MONTHS ENDED JUNE 30, 2023

	CCB	CB	AWM	CORP		Total
SELECTED INCOME STATEMENT DATA
REVENUE
Asset management fees	$107	$—	$—	$—		$107
All other income	105	—	174	2,762	(a)	3,041
Noninterest revenue	212	—	174	2,762		3,148
Net interest income	619	178	129	(29)		897
TOTAL NET REVENUE	831	178	303	2,733		4,045

Provision for credit losses	408	608	146	—		1,162
Noninterest expense	37	—	—	562		599
NET INCOME	293	(327)	119	2,301		2,386

SELECTED BALANCE SHEET DATA (period-end)
Loans	$94,721	$39,500	$13,696	$—		$147,917	(b)
Deposits	68,351	—	—	—		68,351

(a)On May 1, 2023, JPMorgan Chase acquired certain assets and assumed certain liabilities of First Republic Bank (the “First Republic acquisition") from the Federal Deposit Insurance Corporation (“FDIC”) resulting in an estimated bargain purchase gain of $2.7 billion recorded in other income. The bargain purchase gain generally represents the excess of the estimated fair value of the net assets acquired over the purchase price. This estimate is preliminary and subject to change for up to one year from the acquisition date, as permitted by U.S. GAAP, and as the settlement with the FDIC is finalized.
(b)Excludes $1.9 billion of loans transferred to the CIB.